                                                  EXHIBIT 10.18








                             JOINT VENTURE AGREEMENT

                                 BY AND BETWEEN

                           ROCK FINANCIAL CORPORATION

                                       AND

                             MICHIGAN NATIONAL BANK

                                FEBRUARY 19, 1999

                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                     PAGE
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ARTICLE I  DEFINITIONS........................................................2
   1.1     Affiliate..........................................................2
   1.2     Ancillary Agreements...............................................3
   1.3     Applicant..........................................................3
   1.4     Article............................................................3
   1.5     Business Day.......................................................4
   1.6     Business Plan......................................................4
   1.7     Closing............................................................4
   1.8     Closing Date.......................................................4
   1.9     Company............................................................4
   1.10    Company Mortgage Loan Customers....................................4
   1.11    Company Products...................................................5
   1.12    [RESERVED].........................................................5
   1.13    Control or Controlling.............................................5
   1.14    CRA Products.......................................................5
   1.15    Dissolution Event..................................................6
   1.16    Employee Transfer Date.............................................6
   1.17    FHA................................................................6
   1.18    Financial Products or Services.....................................6
   1.19    Financial Services Provider........................................7
   1.20    Financial Statements...............................................7
   1.21    [RESERVED].........................................................8
   1.22    Include or Including...............................................8
   1.23    Joint Venture Business.............................................8
   1.24    Joint Venture Territory............................................8
   1.25    Legally Protected Technology.......................................8
   1.26    License Agreement(s)...............................................9
   1.27    Manager............................................................9
   1.28    Members............................................................9
   1.29    MNB Correspondent Agreement........................................9
   1.30    MNB Customer.......................................................9
   1.31    Mortgage Loan.....................................................10
   1.32    Mortgage Warehousing Line of Credit and Security Agreement........12
   1.33    MSHDA.............................................................13
   1.34    Non-Competing Home Equity Products................................13
   1.35    Operating Agreement...............................................13
   1.36    Person............................................................13
   1.37    RFC Correspondent Agreement.......................................14
   1.38    RFC Customer......................................................14
   1.39    RFC Sub-Servicing Agreement.......................................14


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SECTION                                                                     PAGE
-------                                                                     ----

   1.40    Section...........................................................14
   1.41    Services Agreement(s).............................................14
   1.42    Tailored Home Loan Product........................................15
   1.43    Termination Event.................................................15
   1.44    Trademark and Registered Mark License Agreement(s)................15
   1.45    VA................................................................15
ARTICLE II  PURPOSE AND SCOPE................................................16
   2.1     General Purpose of the Company....................................16
   2.2     Further Assurances and Joinder....................................16
ARTICLE III  FORMATION OF THE COMPANY........................................16
   3.1     Formation.........................................................16
   3.2     Expenses of Formation and Other Expenses..........................16
   3.3     MNB Pipeline......................................................17
   3.4 Inventory of Closed and Unclosed Construction Loans At Closing - Two-Time Closing Construction-Only and One-Time Closing Construction-
           Permanent Product Types...........................................18
ARTICLE IV  NON-SOLICITATION AND OTHER COMPETITIVE CONSIDERATIONS............19
   4.1     General Competition Considerations................................19
   4.2     Non-Solicitation of Financial Products or Services................23
   4.3     Maintenance and Segregation of Databases and Sharing of Customer
           Information.......................................................26
   4.4     Reasonableness of Restrictions....................................27
   4.5     Enforceability of Restrictions....................................27
   4.6     Integration of Company Mortgage Loan Products with MNB Financial
           Products or Services..............................................28
   4.7     Competitive Pricing on Company Products...........................29
   4.8     Mortgage Warehousing Line of Credit and Security Agreement -
           Competitiveness of Pricing Arrangements and Service Standards.....29
   4.9     Tailored Home Loan Mortgage Loan Products and Program.............30
   4.10    Certification.....................................................31
   4.11    HomeSide Correspondent Relationship...............................31
ARTICLE V  TECHNOLOGY AND TRADEMARKS.........................................32
   5.1     Technology License................................................32
   5.2     General Restrictions on Technology Licensing......................32
   5.3     Trademark and Registered Mark License Agreement(s)................32
   5.4     Other Provisions..................................................33
   5.5     MNB Link to Company's Call Center.................................33
   5.6     Web Sites.........................................................34
ARTICLE VI  AUDIT, COMPLIANCE WITH LAWS AND POLICIES, TRAINING AND MARKETING
MATERIALS....................................................................36
   6.1     Audit and Access to Records.......................................36
   6.2     Compliance with Laws and Policies.................................37
   6.3     [RESERVED]........................................................38


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SECTION                                                                     PAGE
-------                                                                     ----

   6.4     [RESERVED]........................................................38
   6.5     Employee Contracts................................................38
   6.6     Training..........................................................39
   6.7     OCC and Other Regulatory Oversight................................39
   6.8     Quality Control...................................................39
   6.9     Marketing Media Material Approval Process.........................40
ARTICLE VII  SERVICES AGREEMENTS.............................................41
   7.1     Support of the Company............................................41
ARTICLE VIII  FINANCIAL REPORTING AND OTHER REPORTS AND RECORDS..............42
   8.1     Financial Reporting...............................................42
   8.2     Auditors..........................................................43
   8.3     Other Reports.....................................................43
   8.4     Company Minute Books..............................................44
   8.5     Confidentiality of Information Furnished Between the Company and
           Any Member........................................................44
ARTICLE IX  FACILITIES AND PERSONNEL.........................................46
   9.1     Initial Personnel.................................................46
   9.2     [RESERVED]........................................................47
   9.3     No Poaching.......................................................47
   9.4     Sharing of Space at MNB Financial Center Offices..................48
   9.5     Sale of Furniture, Fixtures and Equipment to Company by MNB.......49
   9.6     Company Employees Conducting Business on MNB Financial Center
           Premises..........................................................49
ARTICLE X  CLOSING AND CONDITIONS PRECEDENT TO CLOSING.......................50
   10.1    Closing...........................................................50
   10.2    Conditions Precedent to Closing...................................50
   10.3    Failure to Close..................................................54
ARTICLE XI  DEFAULT..........................................................55
   11.1    Definition........................................................55
   11.2    Notice and Cure...................................................56
   11.3    Rights Upon the Happening of a Material Default Event or Other
           Default...........................................................56
   11.4    Force Majeure.....................................................58
ARTICLE XII  TERM AND TERMINATION............................................59
   12.1    Term..............................................................59
   12.2    Termination.......................................................59
   12.3    Effect of Termination on Ancillary Agreements and the Operating
           Agreement.........................................................60
   12.4    [RESERVED]........................................................60
   12.5    Technology Rights and Trademark and Registered Mark Rights on
           Termination.......................................................60
   12.6    Termination of Non-Solicitation Restrictions; Use of Lists........61
   12.7    Pending Mortgage Loan Applications at Company.....................62
   12.8    Existing Pipeline of Mortgage Loan Applications and Inventory of
           Closed Mortgage Loans.............................................63
   12.9    Confidentiality...................................................64



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SECTION                                                                     PAGE
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ARTICLE XIII  INDEMNIFICATION................................................64
   13.1    Misrepresentations; Breaches of Covenants; Other Indemnities......64
   13.2    Survival of Representations, Warranties and Covenants.............65
   13.3    Claims Procedures.................................................65
   13.4    Defense...........................................................66
   13.5    Company Errors and Omissions Insurance Policy, Fidelity Bond and
           Other Insurance-Related Policies..................................66
ARTICLE XIV  MISCELLANEOUS...................................................68
   14.1    Entire Agreement..................................................68
   14.2    Amendment.........................................................68
   14.3    Notices...........................................................68
   14.4    Waiver............................................................70
   14.5    Assignment........................................................71
   14.6    Further Assurances................................................71
   14.7    Construction......................................................71
   14.8    Counterparts......................................................72
   14.9    Public Announcement...............................................72
   14.10   No Brokers........................................................72
   14.11   Governing Law.....................................................73
   14.12   No Third Party Beneficiaries......................................73
   14.13   Independence......................................................73
   14.14   Internal Dispute Resolution.......................................73
   14.15   Conflict..........................................................74











                                       iv
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                             LIST OF EXHIBITS

EXHIBIT A     NON-COMPETING HOME EQUITY PRODUCTS
EXHIBIT B     CRA PRODUCTS
EXHIBIT C     ARTICLES OF ORGANIZATION
EXHIBIT D     [RESERVED]
EXHIBIT E     REPRESENTATIONS, WARRANTIES AND COVENANTS
EXHIBIT F     MNB PIPELINE OF UNCLOSED LOANS
EXHIBIT G     CONSTRUCTION LOANS
EXHIBIT H     MNB AND RFC CANDIDATES FOR EMPLOYMENT AT THE COMPANY
EXHIBIT I     FURNITURE, FIXTURES AND EQUIPMENT TO BE SOLD BY MNB TO THE COMPANY
EXHIBIT J     LICENSE AGREEMENT(S)
EXHIBIT K     MNB CORRESPONDENT AGREEMENT
EXHIBIT L     MORTGAGE WAREHOUSING LINE OF CREDIT AND SECURITY AGREEMENT
EXHIBIT M     OPERATING AGREEMENT
EXHIBIT N     RFC CORRESPONDENT AGREEMENT
EXHIBIT O     RFC SUB-SERVICING AGREEMENT
EXHIBIT P     SERVICES AGREEMENT(S)
EXHIBIT Q     TRADEMARK AND REGISTERED MARK LICENSE AGREEMENT(S)
EXHIBIT R     FICO SCORE








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

                             JOINT VENTURE AGREEMENT

         THIS JOINT VENTURE AGREEMENT ("AGREEMENT") is made and entered into as of the 19th day of February, 1999, by and between ROCK FINANCIAL CORPORATION ("RFC"), with its principal place of business located at 30600 Telegraph Road, Fourth Floor, Bingham Farms, MI 48025 and MICHIGAN NATIONAL BANK ("MNB"), with its principal place of business located at 27777 Inkster Road, Farmington Hills, MI 48334.

                                    RECITALS

         A. RFC is engaged in the residential mortgage loan origination business primarily in the State of Michigan, and makes, services, and sells conventional and sub-prime debt consolidation and home financing loans and "FHA" (as defined below) and "VA" (as defined below) loans, secured primarily by a first or second mortgage on a one-to-four family residence;

         B. MNB, through its Residential Mortgage Loan Department, is engaged in the residential mortgage loan origination business primarily in the State of Michigan, and makes, services on an interim basis, and sells conventional and sub-prime debt consolidation and home financing loans, and FHA and VA loans, secured by a first mortgage on a one-to-four family residence;

         C. MNB desires to restructure its residential mortgage loan origination business so as to offer this business in the future through a strategic alliance between MNB and RFC;

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         D. RFC desires to enter into this strategic alliance to strengthen its position as a residential mortgage loan originator in its marketplace and to increase its overall market share; and

         E. The parties to this Agreement each desire to combine their relative strengths to form a strategic alliance for the purpose of offering residential mortgage lending origination services to MNB's customers and prospective customers, through the establishment of a Michigan limited liability company, to operate or operating under that certain "Operating Agreement" (as defined below).

         NOW, THEREFORE, in consideration of the above Recitals and the mutual agreements set forth below, and referenced herein, the parties agree as follows:


                              ARTICLE I DEFINITIONS

         For purposes of this Agreement, where written with an initial capital letter, the following terms, words and phrases shall have the following meanings:

         1.1 Affiliate. Affiliate means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the first person,



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whether now or hereafter created or in existence; provided that as used in this
Agreement for definitional purposes only (i) the Company shall not be deemed an Affiliate of RFC or MNB, (ii) Affiliate of RFC shall include only direct or indirect parents of RFC and subsidiaries of RFC or such parents, (iii) HomeSide Lending, Inc. shall not be deemed an Affiliate of MNB, and (iv) Affiliate of MNB shall only include the direct parent of MNB and subsidiaries of MNB or such direct parent.

         1.2 Ancillary Agreements. Ancillary Agreements shall mean the (i) Mortgage Warehousing Line of Credit and Security Agreement, (ii) the Confidentiality and Non-Disclosure Agreement, dated September 17, 1998, between MNB and RFC, (iii) RFC Correspondent Agreement, (iv) RFC Sub-Servicing Agreement, (v) Trademark and Registered Mark Licensing Agreement(s), (vi) Services Agreement(s), (vii) MNB Correspondent Agreement, and (viii) any other agreements signed between one or more of the "Members" (as defined below) and the "Company" (as defined below); together with their respective exhibits, schedules and appendices, as such agreements may be amended from time to time.

         1.3 Applicant. Applicant shall mean a natural person who has made application to the Company for a Mortgage Loan.

         1.4 Article. Article shall mean an Article of this Agreement, unless the context otherwise requires.

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         1.5 Business Day. Business Day shall mean any day other than a
Saturday, Sunday or other legal holiday on which a national banking institution is required by law or by executive order to be closed.

         1.6 Business Plan. Business Plan shall mean the annual business plan under which the Company is operating in accordance with the terms of the Operating Agreement.

         1.7 Closing. Closing shall mean the actions taken to effect the transactions contemplated herein, all as more specifically described in Article X below.

         1.8 Closing Date. Closing Date shall mean the date on which the Closing is held pursuant to the terms of Article X below.

         1.9 Company. The Michigan limited liability company organized and structured by the Members pursuant to the terms of the Articles of Organization (as amended from time to time) and the Operating Agreement which shall transact business under the name of Rock Home Loans @ Michigan National, LLC, and any other assumed names the Members may elect at the time of organization or in the future.

         1.10 Company Mortgage Loan Customers. Company Mortgage Loan Customers shall mean those customers who have obtained a Mortgage Loan with the Company.




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         1.11 Company Products. Company Products shall mean conventional, sub-prime, FHA, MSHDA, VA and other Mortgage Loans (Including CRA Products and Non-Competing Home Equity Products), whether now or hereafter offered or developed by the Company.

         1.12 [RESERVED]

         1.13 Control or Controlling. Control (including the terms "controlling", "controlled by" and "under common control with") means (i) directly or indirectly, or acting through one or more persons, owning, controlling or having the power to vote more than 50% of any class of voting securities of a "Person" (as defined below), (ii) controlling in any manner, or having the ability to control, either (a) the election of a majority of the board of directors (or comparable body) of a Person, or (b) the referral of Joint Venture Business or Financial Products or Services of or to a Person,
(iii) contributing more than 50% of the capital of a Person, or (iv) the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

         1.14 CRA Products. CRA Products shall mean those certain products listed on EXHIBIT B to this Agreement, as such EXHIBIT B is amended from time to time by MNB by at least 30 days prior written notice from MNB to RFC and the Company; provided, that any such amendment shall be for the purpose of meeting MNB's then existing Community Reinvestment Act obligations; and provided further, that a product shall be a CRA Product only if either (i) the



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product is readily saleable in the secondary mortgage market at a price that is at least equal to the cost (including allocated overhead) to the Company of originating, servicing and selling such product, or (ii) MNB commits to purchase such product from the Company pursuant to the MNB Correspondent Agreement at a price that is at least equal to the cost (including allocated overhead) to the Company of originating, servicing and selling such product.

         1.15 Dissolution Event. Dissolution Event shall have the meaning given that term in Section 9.01 of the Operating Agreement.

         1.16 Employee Transfer Date. Employee Transfer Date shall mean April 5, 1999, if Closing has occurred prior to such date, or five (5) Business Days after Closing, if Closing occurs later than April 5, 1999.

         1.17 FHA. FHA shall mean the Federal Housing Administration of the Department of Housing and Urban Development of the United States or any successor thereto.

         1.18 Financial Products or Services. Financial Products or Services shall mean all financial services or products that are or may in the future be offered by a bank, financial institution or a financial services organization or financial services entity, "Including" (as defined below), consumer credit and charge cards, debit cards, ATM access devices, point of sale products, smart cards, PC banking and electronic commerce banking services, depository account products (Including without limitation, certificates of deposit, individual retirement



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accounts, money market accounts and demand deposit accounts and savings accounts), line of credit products and other loan accounts (whether secured or unsecured), securities, brokerage, and insurance products (Including, mortgage or credit life, disability or unemployment, homeowners, life and automobile insurance) and other similar financial services or products; provided, that Financial Products or Services shall not include Mortgage Loans

         1.19 Financial Services Provider. Financial Services Provider means a foreign bank or foreign savings and loan association, or a state or nationally chartered bank (state bank shall Include without limitation any bank, banking association, trust company, savings bank, mutual savings bank, industrial bank or similar depository financial institution which is engaged in the business of receiving deposits), or a state or federally chartered savings and loan association, savings association or savings bank (state savings association shall Include any building and loan association or homestead association or cooperative savings bank or a qualified savings bank or similar depository financial institution which is engaged in the business of receiving deposits), or a state or federally chartered credit union, or an entity of the federally chartered farm credit system, or any other entity engaged in the business of providing Financial Products or Services.

         1.20 Financial Statements. Financial Statements shall mean an income statement, a balance sheet and, only for annual audited financial statements, a statement of cash flows, all conforming to U.S. generally accepted accounting principles consistently applied, except for interim and unaudited statements, which are not required to include footnotes and are subject to periodic adjustments, Including year-end adjustments.





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         1.21 [RESERVED].

         1.22 Include or Including. Include or Including shall indicate examples of a foregoing general statement and not a limitation on that general statement.

         1.23 Joint Venture Business. Joint Venture Business means originating, servicing and/or selling conventional, sub-prime, FHA, VA, MSHDA and other Mortgage Loans (Including CRA Products and Non-Competing Home Equity Products) secured by real estate located in the Joint Venture Territory, all of which close in the name of, and are funded by, the Company. For purposes of this definition, originating does not include brokered transactions or purchasing or obtaining assignments of Mortgage Loans from mortgage brokers or correspondent lenders.

         1.24 Joint Venture Territory. Joint Venture Territory shall mean the State of Michigan (Including MNB's assessment areas under the Community Reinvestment Act ("CRA"), as provided in MNB's CRA Statement, as such assessment areas may be amended from time to time), unless and until hereafter expanded, restricted or otherwise modified by the Members in writing pursuant to the terms of the Operating Agreement.

         1.25 Legally Protected Technology. Legally Protected Technology shall mean technology belonging to MNB or RFC which is (i) patented, (ii) subject to copyright, registered



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design or mark (Including graphics) or utility model protection, or (iii) a legally protected trade secret.

         1.26 License Agreement(s). License Agreement(s) shall mean those certain agreement(s) in the form to be attached to this Agreement as EXHIBIT J on or before the Closing Date, to be executed between (i) MNB and the Company and/or (ii) RFC and the Company to make available to the Company certain information and non-information technology.

         1.27 Manager. Manager shall have the meaning given such term in the Operating Agreement.

         1.28 Members. Members shall mean RFC and MNB, respectively, as Members of the Company pursuant to the terms of the Operating Agreement.

         1.29 MNB Correspondent Agreement. MNB Correspondent Agreement shall mean that certain agreement between the Company and MNB for the sale of certain "servicing released" Mortgage Loans originated by Company to MNB, as an investor, for placement in MNB's loan portfolio, in the form to be attached to this Agreement as EXHIBIT K on or before the Closing Date.

         1.30 MNB Customer. MNB Customer shall mean a Person who has a relationship with MNB for any one or more Financial Products or Services.





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         1.31 Mortgage Loan. Mortgage Loan shall mean each of the following:

                  (i) First Lien and Complimentary Mortgages. (a) an installment loan evidenced by a residential mortgage note secured by a first lien mortgage, deed of trust, deed to secure debt or similar instrument, on a one-to-four family residence (Including manufactured, vacation and second homes and co-ops), whether owner-occupied or otherwise, Including a CRA Product and the Tailored Home Loan Product, and (b) mortgage loans that enhance the ability of an Applicant to finance or refinance a residence and that are expected to be executed at approximately the same time (and in connection with the same financing) as a loan described in Section 1.31(i)(a), together with associated servicing rights, for home financing (Including refinancing) purposes, debt consolidation purposes or otherwise; provided, however, the following loans shall NOT be considered a "Mortgage Loan" as defined in this Section 1.31(i):

                           (A) Revolving Lines of Credit. any home equity
                  revolving line of credit product secured by a first lien mortgage, deed of trust, deed to secure debt or similar instrument, on a one-to-four family residence (Including manufactured, vacation and second homes and co-ops), whether owner-occupied or otherwise; and



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

                           (B) Daily Simple Interest Loans. any installment,
                  demand or other repayment plan loan product with a daily simple interest feature if the loan is not a conventional loan (excluding any conditions regarding the loan amount) that is readily saleable into the secondary mortgage market.

                  (ii) Junior Lien Mortgages. (a) an installment loan evidenced by a residential mortgage note, secured by a junior lien mortgage, deed of trust, deed to secure debt or similar instrument, on a one-to-four family residence (Including manufactured, vacation and second homes and co-ops), whether owner-occupied or otherwise; provided the consumer makes initial application or inquiry to the Company for a refinance of a first lien mortgage loan, or (b) the loan is a Non-Competing Home Equity Product; together with associated servicing rights, for home financing (Including refinancing) purposes, debt consolidation purposes or otherwise; provided, however, the following loans shall NOT be considered a "Mortgage Loan" as defined in this Section 1.31(ii):

                           (A) Revolving Lines of Credit. any home equity
                  revolving line of credit product secured by a junior lien mortgage, deed of trust, deed to secure debt or similar instrument, on a one-to-four family residence (Including manufactured, vacation and second homes and co-ops), whether owner-occupied or otherwise, unless any such product is offered by the Company through the MNB Correspondent Agreement, as MNB and the Company mutually agree to so offer such product(s);




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

                           (B) Daily Simple Interest Loans. any installment,
                  demand or other repayment plan loan product with a daily simple interest feature unless (i) (A) the loan is readily saleable into the secondary mortgage market, and (B) the loan is a Non-Competing Home Equity Product, or (ii) the loan is originated for MNB's portfolio and such product is offered by the Company through the MNB Correspondent Agreement as MNB and the Company mutually agree to so offer such product(s); and

                           (C) Prime Loans. any request for an installment loan
                  product described in Section 1.31(ii)(a) where the Company Applicant or inquiring consumer has a FICO score or similar credit scoring mechanism score equal to or greater than the score provided in EXHIBIT R, as such EXHIBIT R is amended from time to time by MNB, with at least 30 days prior written notice from MNB to RFC and the Company if the score disclosed in EXHIBIT R is decreased.

         1.32 Mortgage Warehousing Line of Credit and Security Agreement. Mortgage Warehousing Line of Credit and Security Agreement means that certain agreement between the Company and MNB, in the form to be attached to this Agreement as EXHIBIT L on or before the Closing Date, under which the Company desires to warehouse certain Mortgage Loans with MNB pending the sale of such Mortgage Loans to the Company's investors and under which



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

MNB has agreed to establish a line of credit in favor of the Company to be secured by such Mortgage Loans and related collateral.

         1.33 MSHDA. MSHDA shall mean the Michigan State Housing Development Authority.

         1.34 Non-Competing Home Equity Products. Non-Competing Home Equity Products shall mean those certain products listed on EXHIBIT A to this Agreement, as such EXHIBIT A is amended from time to time (i) by MNB by at least 30 days prior written notice from MNB to RFC and the Company if any products are removed from EXHIBIT A, or (ii) by mutual agreement of the Members if any products are added to EXHIBIT A.

         1.35 Operating Agreement. Operating Agreement shall mean that certain Operating Agreement of Rock Home Loans @ Michigan National, LLC, dated the same date as this Agreement, between the Members attached to this Agreement as EXHIBIT M, as such agreement may be amended from time to time.

         1.36 Person. Person means a natural person, corporation, limited liability company, partnership, joint venture, business trust, association, unincorporated organization or similar legal organization or entity.





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

         1.37 RFC Correspondent Agreement. RFC Correspondent Agreement shall mean that certain agreement between the Company and RFC for the sale of certain Mortgage Loans originated by the Company to RFC, as an investor, in the form to be attached to this Agreement as EXHIBIT N on or before the Closing Date.

         1.38 RFC Customer. RFC Customer shall mean a Person who has a relationship with RFC for any one or more Financial Products or Services or Mortgage Loans, Including any Person who has obtained a mortgage loan from RFC.

         1.39 RFC Sub-Servicing Agreement. RFC Sub-Servicing Agreement shall mean that certain agreement between the Company and RFC for the servicing of Mortgage Loans originated by the Company pending sale of such Mortgage Loans to an investor, in the form to be attached to this Agreement as EXHIBIT O on or before the Closing Date.

         1.40 Section. Section shall mean a section of this Agreement, unless the context otherwise requires.

         1.41 Services Agreement(s). Services Agreement(s) shall mean those certain agreements (i) between MNB and the Company and (ii) between RFC and the Company, for certain administrative services to be provided to the Company from time to time, Including the sharing of space in MNB's financial center offices to accommodate the Company's mortgage



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

loan officers' sales efforts, in the form to be attached to this Agreement as EXHIBIT P on or before the Closing Date.

         1.42 Tailored Home Loan Product. The Tailored Home Loan Product shall mean that certain proprietary daily simple interest loan product which contains features Including an acceleration factor and redraws, along with the Legally Protected Technology rights which attach to and are part of such loan product, that MNB agrees may be offered by the Company, subject to Section 4.9.

         1.43 Termination Event. Termination Event shall have the meaning given that term in Section 9.02 of the Operating Agreement.

         1.44 Trademark and Registered Mark License Agreement(s). Trademark and Registered Mark License Agreement(s) shall mean those certain agreement(s) to be executed (i) between the Company and MNB and (ii) between the Company and RFC, which by its terms govern the use of the trademarks or registered marks, in the form to be attached to this Agreement as EXHIBIT Q on or before the Closing Date.

         1.45 VA. VA shall mean the United States Department of Veteran Affairs or any successor thereto.

                          ARTICLE II PURPOSE AND SCOPE

         2.1 General Purpose of the Company. The purpose of the Company is as described in Section 1.04 of the Operating Agreement.

         2.2 Further Assurances and Joinder. In order to give effect to the mutual agreements of the parties hereunder, RFC hereby agrees to use its reasonable efforts to cause its Affiliates (whether now or hereafter created or in existence) and MNB agrees to use its reasonable efforts to cause its Affiliates (whether now or hereafter created or in existence) to enter into and perform all other agreements required of them by the terms of this Agreement, as and when applicable.

                      ARTICLE III FORMATION OF THE COMPANY

         3.1 Formation. Prior to Closing, RFC and MNB shall take all necessary steps required to cause the formation of a Michigan limited liability company to be named Rock Home Loans @ Michigan National, LLC, or such other name as may be agreed by the Members, having Articles of Organization (as may be amended by the Members) in the form attached hereto as EXHIBIT C. The Company shall be governed pursuant to the Operating Agreement and the Articles of Organization.

         3.2 Expenses of Formation and Other Expenses. Each party will pay its respective costs and expenses of negotiating and consummating the transactions contemplated herein,

Including, expenses of counsel, accountants, and other advisers and consultants. Any expenses or services shall be reimbursed by the Company only if incurred by the Member explicitly on behalf of the Company, Including costs and fees required to make any governmental or regulatory filings or obtain any governmental or regulatory consents, however designated and whenever levied. The Company shall bear all direct operating costs of the Company, Including advertising, promotional costs, insurance, legal and audit fees and other similar, usual and ordinary direct operating costs and expenses.

         3.3 MNB Pipeline. Provided any necessary investor consents are obtained by MNB, within one (1) Business Day after the Employee Transfer Date, MNB, RFC and the Company will identify on EXHIBIT F MNB's pipeline of Mortgage Loans in the Joint Venture Territory to be transferred to the Company (Including loans which following closing and funding by the Company are to be sold to MNB pursuant to that certain MNB Correspondent Agreement). MNB shall, without recourse, assign all right, title and interest to such loans (and any related forward commitments relating to such loans) to the Company effective as of the Employee Transfer Date. This assignment or transfer shall be communicated to each applicant prior to the loan closing, and at or prior to the loan closing, the applicant shall sign documentation evidencing such assignment or transfer of the loan to the Company. The Company shall make no payment to MNB for such pipeline of Mortgage Loans in the Joint Venture Territory, other than any distributions from MNB's capital account in the Company relating to profits and losses of the Company relating to such Mortgage Loans.

         The Company will pay to the sales representatives (Including mortgage loan officers, personal account executives, financial services representatives and financial services managers) who are employees of the Company at the time the applicable Mortgage Loan closes, the appropriate compensation for such loans as provided on the applicable sales compensation schedule. MNB is responsible for unwinding and satisfying its own hedges that the Company does not elect to acquire.

         3.4 Inventory of Closed and Unclosed Construction Loans At Closing-Two-Time Closing Construction-Only and One-Time Closing Construction-Permanent Product Types. At the time of Closing, the MNB inventory of construction loans (whether closed or in process) shall be retained and maintained by MNB during the construction phase. In the event a one time closing construction-permanent loan becomes a permanent Mortgage Loan, following the satisfactory completion of the construction-phase of the mortgage loan, which shall be determined in the sole discretion of MNB, then in that event MNB may elect to either (i) sell such permanent Mortgage Loan to the Company, without recourse, and assign all right, title and interest in such loan to the Company effective as of the sale date, if the Company desires to acquire such Mortgage Loan, (ii) retain such permanent loan in MNB's loan portfolio as an asset of MNB, or (iii) sell such loan to an investor of MNB. Completion of the construction phase of any two-time closing construction-only loan of MNB shall be determined in the sole discretion of MNB. Upon completion of the construction phase of a two-time closing construction-only loan, MNB shall assign, without recourse, to the Company the end-loan application for the end-loan to take out MNB as the construction lender if the end-loan is either readily saleable in the secondary mortgage market or MNB is willing to purchase such end loan pursuant to the MNB Correspondent Agreement.

         Provided any necessary investor consents are obtained by MNB, within ten (10) Business Days after the Employee Transfer Date, MNB and the Company will identify on EXHIBIT G, those one-time closing construction-permanent loans and those two-time closing construction-only loans (whether closed or in process). MNB, RFC and the Company shall mutually agree upon the price for such one time closing construction-permanent loans after such loans become permanent Mortgage Loans, as MNB in its discretion makes such loans available for purchase by the Company, and the Company in its discretion determines to buy such loans.

                ARTICLE IV NON-SOLICITATION AND OTHER COMPETITIVE
                                 CONSIDERATIONS

         In order for the Company to succeed and accomplish its objectives, and in order to avoid confusion among customers, prospective customers, and other third parties, the parties agree as follows until the termination of this
Agreement:

         4.1 General Competition Considerations. Except as otherwise provided in this Agreement, the Operating Agreement or any one or more of the Ancillary Agreements, MNB and RFC and their Affiliates shall be free to compete with each other in all businesses and in all matters that are either outside the scope of the Joint Venture Business or outside the Joint Venture Territory.

         During the term of this Agreement, RFC and its Affiliates shall not enter into any joint venture, or other similar business arrangement, that is similar to the arrangement described in this Agreement with any Financial Services Provider or "Depository Institution Holding Company" as defined in the Federal Deposit Insurance Act, Section 3(w)(1) [12 USC Section 1813(w)(1)] that is not an Affiliate of RFC (provided that for purposes of this sentence only, the term Financial Services Provider shall not include the phrase "or any other entity engaged in the business of providing Financial Products or Services" contained at the end of the definition of such term) to originate residential mortgage loans in the Joint Venture Territory that are substantially similar to the Mortgage Loans offered by the Company for its Joint Venture Business, without the prior written consent of MNB; provided that nothing in this sentence shall prohibit RFC or any of its Affiliates from (i) being acquired, consolidated with any Person, merged with any Person or otherwise combined with any Person, if the acquiror owns or obtains a Controlling interest in the acquired entity, or (ii) owning or obtaining a Controlling interest (through an acquisition, consolidation, merger, other business combination or business arrangement or de novo event) in any Person even if any of the involved Persons is a Financial Services Provider or a Depository Institution Holding Company that originates residential mortgage loans in the Joint Venture Territory that are substantially similar to the Mortgage Loans offered by the Company for its Joint Venture Business. This paragraph does not change the parties' rights under Sections 9.01 and 9.02 of the Operating Agreement.

         MNB, its Affiliates (provided that for purposes of this Section 4.1 only, Affiliates shall not include Executive Relocation Corporation), or any third party designee of such entity shall not directly or indirectly (i) conduct Joint Venture Business or otherwise originate, service and/or sell Mortgage Loans in the Joint Venture Territory, (ii) knowingly solicit on a targeted basis a MNB Customer, a Company Mortgage Loan Customer or a Company Applicant for any Mortgage Loans, except through the Company, or (iii) "knowingly solicit on a targeted basis" (as defined in this Section below) a RFC Customer for any products or services then offered by RFC; provided, however, "Mortgage Loan" as defined in Section 1.31 of this Agreement for purposes of this Section 4.1 shall not include the following loans:

                           (i) any installment loan secured by a first lien
                  mortgage, deed of trust, deed to secure debt or similar instrument, on a one-to-four family residence (Including manufactured, vacation and second homes and co-ops), whether owner-occupied or otherwise if (i) the consumer makes initial application to MNB for a first lien installment loan in the principal amount of $50,000 or less, and (ii) the loan is (A) not generally accepted in the secondary mortgage market as a prime conventional loan (excluding any conditions regarding the loan amount), or (B) not readily saleable into the secondary mortgage market;

                           (ii) any installment loan secured by a first or
                  junior lien mortgage, deed of trust, deed to secure debt or similar instrument, on a one-to-four family residence (Including manufactured, vacation and second homes and co-ops), whether owner-occupied or otherwise if (i) the consumer makes initial application to MNB for a junior lien installment loan in any principal amount, and (ii) for any first lien loan, the loan is (A) not generally accepted in the secondary mortgage market as a prime conventional loan (excluding any conditions regarding the loan amount), or (B) not readily saleable into the secondary mortgage market; and

                           (iii) any residential construction-only loan that is
                  considered to be a temporary financing loan, but not the related take-out loan.

         It is understood and agreed by the parties that "knowingly solicit on a targeted basis" for purposes of this Section 4.1 shall not include promotions and solicitations by direct mail, facsimile transmission, telephonic, electronic (Including Internet) or in-person contacts or by any other available means which are based on (i) commercially acquired or available mailing lists or any publicly available information, if MNB, any of its Affiliates or any third party designee of such entity desiring to use such list or publicly available information purges from such lists or compilation of publicly available information the names of any RFC Customer where RFC is readily identifiable on the list as a lender to such customer; provided that such name is not required to be purged if such customer is also a MNB Customer or a customer of a MNB Affiliate, (ii) newspaper, radio and television or other electronic mass media advertisements, (iii) any MNB Customer database or MNB Affiliate customer database, (iv) advertisements, banners or any other information on MNB's Internet site, and (v) initiation of contact by a consumer to the retail offices, Internet site, call center or any other marketing channel of MNB, any of its Affiliates or any third party designee of such entity; provided, however, the consumer's initiation of contact with MNB is not in response to a promotion or solicitation prohibited by the terms of this Section 4.1.

         MNB, its Affiliates, their officers, employees and agents and any third party designee of such entity shall direct each MNB Customer and any other consumer who requests or indicates an interest in obtaining a Mortgage Loan that would constitute Joint Venture Business in the Joint Venture Territory, to the Company for such Mortgage Loans. MNB will provide to the Company on or before the Closing Date a list of the names, addresses and phone numbers of each MNB Customer, and will provide the Company with an update of such list quarterly within fifteen (15) Business Days after the end of each calendar quarter. In providing any customer information of the Company for purposes other than soliciting Financial Products or Services or required filings with governmental agencies, MNB, its Affiliates, or any third party designee of such entity shall obtain assurances that its transferee will not use the information for any purpose prohibited by this Section 4.1.

         4.2 Non-Solicitation of Financial Products or Services. RFC, any of its Affiliates or any third party designee of such entity (and the Company, except for the origination of Mortgage Loans for its Joint Venture Business in the Joint Venture Territory), shall not directly or indirectly "knowingly solicit on a targeted basis" (as defined in this Section below) a MNB Customer or a Company Mortgage Loan Customer or a Company Applicant for (i) any Financial

Products or Services then being offered by MNB or any of its Affiliates, or (ii) any Mortgage Loans then being offered by the Company.

         It is understood and agreed by the parties that "knowingly solicit on a targeted basis" for purposes of this Section 4.2 shall not include promotions and solicitations by direct mail, facsimile transmission, telephonic, electronic (Including Internet) or in-person contacts or by any other available means which are based on (i) commercially acquired or available mailing lists or any publicly available information, if RFC, any of its Affiliates or any third party designee of such entity desiring to use such list or publicly available information purges from such lists or compilation of publicly available information the names of any MNB Customer and any Company Mortgage Loan Customer where MNB or the Company is readily identifiable on the list as a lender or a Financial Services Provider, as applicable, to such customer; provided that such name is not required to be purged if such customer is also a RFC Customer or a customer of a RFC Affiliate, (ii) newspaper, radio and television or other electronic mass media advertisements, (iii) any RFC Customer database or RFC Affiliate customer database (subject to the Section 4.3 database segregation requirements of this Agreement), (iv) advertisements, banners or any other information on RFC's Internet site, Including any portion of that site used by Company Mortgage Loan Customers, Company Applicants or MNB Customers or potential customers to apply for a Mortgage Loan, and (v) initiation of contact by a consumer to the retail offices, Internet site, call center or any other marketing channel of RFC, any of its Affiliates or any third party designee of such entity; provided, however, the consumer's initiation of contact with RFC is not in response to a promotion or solicitation prohibited by the terms of this Section 4.2.

         RFC, any of its Affiliates, any third party designee of such entity and the Company shall not be allowed (i) to use a list or partial list of known Company Applicants, Company Mortgage Loan Customers or MNB Customer names (to the extent they are known by RFC to be Company Applicants, Company Mortgage Loan Customers, or MNB Customers either because the Company or MNB customer relationship is readily identifiable from such list or because the list intentionally targets the Company Applicants, Company Mortgage Loan Customers or MNB Customers) for any marketing, cross-sell or other solicitation-related purposes other than to generate Joint Venture Business in the Joint Venture Territory, or (ii) to sell, rent, transfer or otherwise provide a list or partial list of known Company Applicants, Company Mortgage Loan Customers or MNB Customer names (to the extent they are known by RFC to be Company Applicants, Company Mortgage Loan Customers, or MNB Customers either because the Company or MNB customer relationship is readily identifiable from such list or because the list intentionally targets the Company Applicants, Company Mortgage Loan Customers or MNB Customers) for any purpose, unless in either event MNB approves or consents.

         In providing any customer information of the Company for purposes other than required filings with governmental agencies or providing such information to MNB, RFC, any of its Affiliates or any third party designee of such entity shall obtain assurances that its transferee will not use the information for any purpose prohibited by this Section 4.2

         The Company shall refer to MNB any request for either a junior lien home equity installment loan or revolving line of credit if (i) the Company Applicant or the inquiring consumer has a FICO score or similar credit scoring mechanism score equal to or greater than the score provided in EXHIBIT R to this Agreement, and (ii) the Company Applicant or the inquiring consumer made initial application or inquiry to the Company for a refinance of a first lien mortgage loan.

         4.3 Maintenance and Segregation of Databases and Sharing of Customer Information. The Company's database of Company Mortgage Loan Customer and Company Applicant names, addresses and telephone numbers (and any other customer information so maintained) and any names, addresses and telephones numbers provided to the Company by MNB from its database or provided by MNB through its third party designee (Including Internet obtained database information on such Persons) shall be segregated and maintained separate and distinct from RFC's (or any Affiliate of RFC) database of RFC Customers (and customers of any RFC Affiliate). RFC agrees to develop and maintain a system to keep such names, addresses and telephone numbers (and other customer information so maintained) segregated and agrees to timely provide such segregated information and records to MNB upon request.

         Subject to any federal or state laws or regulations on sharing of customer information which may apply, MNB and any of its Affiliates shall have the unrestricted right to solicit Company Mortgage Loan Customers and Company Applicants for the purpose of MNB offering to any MNB Customer or potential MNB Customer a Financial Product or Service, and the Company shall work cooperatively with MNB or any Affiliate of MNB in any such desired solicitation. The Company shall have the right to solicit MNB Customers for the purpose of offering to any such MNB Customer a Mortgage Loan, and MNB shall work cooperatively with the Company in any such desired solicitation; provided, however, MNB shall not be obligated to provide to the Company the names of, or any other information about, any customer of any Affiliate of MNB.

         4.4 Reasonableness of Restrictions. MNB, RFC and the Company each acknowledge that the restrictions contained in this Article IV are reasonable and necessary to protect the legitimate business interests of the respective parties and that losses arising from a breach thereof cannot reasonably and adequately be compensated by money damages and will cause the injured party to suffer irreparable harm. Accordingly, upon the failure of any party to comply with the applicable terms of Article IV, the injured party will be entitled to injunctive or other extraordinary relief in case of such breach (without any bond or other security being required), such relief to be cumulative to, but not in limitation of, any other remedies to which the non-breaching party may be entitled to under this Agreement or the Operating Agreement or at law or in equity.

         4.5 Enforceability of Restrictions. If any of the provisions of Article IV are held to be unenforceable because of the scope, duration and/or area of their applicability, it would be in furtherance of the intent of the parties for the court to have the power to modify such scope, duration and/or area, and such provisions shall then be applicable in such modified form so as not to nullify the covenants as a whole.

         4.6 Integration of Company Mortgage Loan Products with MNB Financial Products or Services. The Company agrees to meet with MNB or any Affiliate of MNB, as MNB or any Affiliate of MNB may reasonably request from time to time, on the development and implementation of MNB or MNB Affiliate cross-sell opportunities (Including any business opportunity plans, policies or processes for directing business to MNB, its Affiliates or the Company) for Financial Products or Services (other than Mortgage Loans in the Joint Venture Territory) to Company Mortgage Loan Customers and Company Applicants, which may Include ACH payments from deposit accounts; a relationship rewards program, a card accessed line of credit account (whether secured or unsecured) and home equity line of credit products executed at or following the Mortgage Loan closing, subject to applicable investor guidelines. RFC and any of its Affiliates agree to meet with MNB and any of its Affiliates, as MNB may reasonably request from time to time, on the development and implementation of MNB or MNB Affiliate cross-sell opportunities (Including any business opportunity plans, policies or processes for directing business to MNB and its Affiliates) for Financial Products or Services (other than Mortgage Loans in the Joint Venture Territory) to RFC Customers, to the extent RFC is not then offering similar Financial Products or Services itself. MNB and RFC shall work cooperatively, diligently and in good faith to discuss the feasibility of placing MNB employees on RFC or any Affiliate of RFC premises for the purpose of MNB conducting its business operations outside the scope of the Joint Venture Business, as the Members may mutually agree upon. The parties understand and acknowledge that the manner and/or ability to offer MNB Financial Products or Services (other than Mortgage Loans secured by real estate in the Joint Venture Territory) to the names of Company Mortgage Loan Customers, Company Applicants, or RFC Customers, inter alia, may be subject to any requirements of and/or be limited by federal or state laws and regulations on sharing of customer information. MNB, RFC and the Company shall also work cooperatively, diligently and in good faith to discuss the feasibility of placing an Automated Teller Machine at RFC's and/or the Company's headquarters.

         4.7 Competitive Pricing on Company Products. RFC shall provide the Company with copies of its rate sheets that it prepares for RFC Mortgage Loan products that are offered to RFC mortgage loan applicants and to Company Applicants (covering interest rate, points, and fees retained in whole or in part by the lender) and shall respond to requests from the Company for information regarding RFC's standard interest rates, points and fees for Mortgage Loans that are offered to RFC mortgage loan applicants and to Company Applicants and for which RFC does not provide rate sheets; provided however, the parties understand and acknowledge that the Company shall ultimately be responsible for its pricing model, strategies and policies. RFC shall offer to the Company Mortgage Loan products at least as comprehensive as the Mortgage Loan products offered by RFC to its mortgage loan applicants, at the Manager's discretion.

         4.8 Mortgage Warehousing Line of Credit and Security Agreement - Competitiveness of Pricing Arrangements and Service Standards. The Company and MNB agree that the terms of the Mortgage Warehousing Line of Credit and Security Agreement when executed shall reflect the following understanding: If the Company determines in good faith that the pricing and/or service under such agreement is no longer competitive for the then current volume of its Joint Venture Business and the Company provides written notice to MNB of such event and at least thirty (30) days to cure the perceived deficiencies in service standards or pricing (which cure period shall be extended, for perceived deficiencies in service standards only, for such period of time as is reasonably necessary with the exercise of due diligence and good faith to cure such perceived deficiencies in service upon reasonable request of MNB, if MNB is cooperatively and diligently working in good faith toward correction of any perceived deficiencies in service within the thirty
(30) day cure period) and MNB fails to cure such perceived deficiencies in service standards or pricing within such period, then the Company shall have the option to terminate the Mortgage Warehousing Line of Credit and Security Agreement with MNB effective at the time stated in the written notice of such termination given to MNB, provided the Company gives MNB notice of such termination within ninety (90) days after the end of such cure period.

         4.9 Tailored Home Loan Mortgage Loan Products and Program. In the event MNB makes available to the Company the Tailored Home Loan Product as a Mortgage Loan product of the Joint Venture Business, then the Company and RFC both agree that any rights or interests in the Tailored Home Loan Product (however modified following the execution of this Agreement) shall at all times remain and be retained by MNB during the term of this Agreement and following termination of this Agreement. The parties agree that the Tailored Home Loan Product is a proprietary product of MNB and MNB's direct and indirect parent and shall be so treated by the parties in the conduct of their businesses and the Joint Venture Business. MNB reserves the right to withdraw the authority of the Company to offer the Tailored Home Loan Product at any time upon prior written notice of at least thirty (30) days to RFC and the Company; provided that MNB shall allow the Company to offer Tailored Home Loan Product at any time MNB is willing to purchased as an investor closed Tailored Home Loan Product Mortgage Loans, and MNB shall not offer the Tailored Home Loan Product other than through the Company during the term of this Agreement. Upon the request of MNB, the Company and/or RFC shall execute a mutually acceptable License Agreement with MNB to protect MNB's Legally Protected Technology in such product.

         4.10 Certification. An authorized senior officer of RFC ,MNB, and the Company, as applicable, shall, upon the request of MNB or RFC, provide an annual certification, within thirty (30) days following the end of the Company's fiscal year, that the terms and provisions of this Article IV have been complied with by the party making the certification during the preceding fiscal year, with any exceptions noted.

         4.11 HomeSide Correspondent Relationship. RFC and the Company shall discuss with HomeSide Lending Inc. a preferred correspondent relationship on terms mutually acceptable to the parties and which would be structured as an arm's length transaction.

                       ARTICLE V TECHNOLOGY AND TRADEMARKS

         5.1 Technology License. RFC and the MNB shall, as applicable, each enter into a separate License Agreement(s) with the Company, whereby the Company shall be granted a non-exclusive, non-transferable, royalty-free and non-sublicensable right and license as it relates to certain existing technology owned, controlled or otherwise licensable by RFC or MNB (as applicable) which is necessary and convenient for conducting the Joint Venture Business.

         5.2 General Restrictions on Technology Licensing. The Company shall be subject to the following general restrictions on the licensing of technology contributed or made available to it by RFC or MNB or developed by the Company. The Company shall not grant any license or otherwise authorize any use of any technology received by the Company from RFC or MNB or any technology owned, controlled or developed by the Company during the term of this Agreement to any third party absent prior written notice and consent of MNB and RFC.

         5.3 Trademark and Registered Mark License Agreement(s). RFC and MNB shall each enter into separate Trademark and Registered Mark License Agreement(s) with the Company, whereby the Company grants to RFC and MNB the non-exclusive, non-transferable, royalty-free and non-sublicensable right to use the name of the Company in connection with advertising, promotions, marketing, correspondence and sale of Company Products for the Joint Venture Business or MNB Financial Products or Services, as applicable and in accordance with the terms and provisions of said Trademark and Registered Mark License Agreement(s) in the form to be mutually agreed upon by MNB and RFC and attached to this Agreement as EXHIBIT Q. RFC and MNB each acknowledge and agree that the Company is and will forever remain the sole, vested owner of the subject trademarks or registered marks (as applicable). The parties also agree to execute the Trademark and Registered Mark License Agreement(s) relating to certain trademarks or registered marks of either RFC or MNB which the Company desires to use and which are necessary and convenient for the conducting of Joint Venture Business. Any grant to the Company by either RFC or MNB in any such trademarks or registered marks shall be non-exclusive, non-transferable, non-sublicensable and royalty-free.

         5.4 Other Provisions. The License Agreement(s) and the Trademark and Registered Mark License Agreement(s) shall contain further provisions governing the transfer and licensing of technology, and governing the use of certain trademarks or registered marks relating to products or services of the Company, RFC or MNB, or the name of the Company, RFC or MNB.

         5.5 MNB Link to Company's Call Center. In each MNB financial center office, MNB and the Company shall provide for space for Company brochures and signage and a telephone connection to the Company's call center, which at a minimum shall consist of a shared ring down telephone with an option to link to the Company's call center. The Company, RFC and MNB shall work cooperatively to identify those MNB financial center offices that can accommodate a Company's dedicated kiosk, a dedicated telephone and telephone line to the Company's call center and/or a dedicated personal computer connected to the Company's web center; provided, however, subject to the first sentence of this Section 5.5 and
Section 2.06(j) of
the Operating Agreement, MNB may unilaterally (i) remove Company office space, equipment and signage from its financial center offices, and (ii) change the location within such financial center office of such loan officer, Company office space, equipment and signage; provided further, however, that MNB shall reimburse the Company for the reasonable costs it incurs in connection with any such removal or change in location of any such office, equipment and signage. In addition, inbound calls to MNB's Voice Response Unit ("VRU") for Mortgage Loans offered by the Company shall be directed and linked, through technology mutually agreed to by the parties from time to time, to the Company's call center. The parties also desire to establish telephone lines or other available technological links (Including "hot switches") from MNB's financial center office locations to the Company's call center. The parties agree to use reasonable efforts to obtain telephone lines or hot switches from MNB's financial center office locations to the Company's call center. The Company will establish its own toll free telephone number for its call center, and the Company's call center telephones will be answered in the name of the Company. The costs of such space, kiosks, telephone lines (whether dedicated or not), hot switches and personal computers (Including usage charges after a call relating to Joint Venture Business is transferred from a MNB telephone line to a Company call center telephone line or to any Company employee telephone line at any other location, to the extent MNB provides the Company with reasonable documentation of such charges allocable to the Company) shall be allocated to the Company.

         5.6 Web Sites. The parties shall establish a Company web site which will enable an Applicant, directly or indirectly through a link to RFC's site, to make an electronic Mortgage

Loan application to the Company and further allow the Company directly or indirectly to provide an approval through this electronic delivery channel. To this end, the Company may either (i) obtain authorization from RFC to use its Internet application kit or (ii) create a mechanism on the Company's web site to allow an Applicant to make application through an electronic Internet delivery channel without a link to RFC's web site. In either event, the Company will have a process to identify and track the application as a Company Applicant (and segregate and maintain such data separate from RFC's database or the database of any Affiliate of RFC and the Company's web site should be established so that the Applicant understands that the Company is taking its Mortgage Loan Application. If so requested by the Manager, the Members shall work cooperatively, at the Company's expense, toward the Company's establishment of the second alternative in a reasonable time frame. The parties shall work cooperatively, diligently and in good faith to establish a link from the MNB web site and from MNB's Internet Cafe to the Company web site and from the Company web site to the MNB web site, all of which must be unanimously approved by RFC and MNB under the Operating Agreement. The content and manner of presentation of information on MNB Financial Products or Services which is located at the Company web site shall be pre-approved in writing by MNB and the Company. Likewise, the content and manner of presentation of information on Company Mortgage Loan products or services which is located at the MNB web site shall be pre-approved in writing by the Company and MNB. Any link between the Company web site and the RFC or Affiliate of RFC web site shall require the unanimous approval of both RFC and MNB under the Operating Agreement and shall be subject to any trade secret and/or confidentiality agreements as RFC shall deem appropriate.

        ARTICLE VI AUDIT, COMPLIANCE WITH LAWS AND POLICIES, TRAINING AND
                              MARKETING MATERIALS

         6.1 Audit and Access to Records. Each party (as well as its respective designated representatives, which may include an independent and disinterested third party auditor), upon prior written notice to the other party and the Manager, shall be afforded full and complete access, at its sole expense, during normal business hours, to the facilities, properties (excluding proprietary information of a party relating to such party's technology, access to which is governed by a License Agreement), books, records, files, databases and contracts of the Company; Including, audits of the Financial Statements and other financial and tax records of the Company, and, upon prior written notice to the other party and the Manager, to the Company's employees, agents, contractors and customers, with full and complete authority independently to contact such persons. The Company shall provide to any supervisory agents or examiners representing a state or federal governmental agency having jurisdiction or examination authority over the Company, access to any documentation or records such agency deems necessary in the conduct of its examination or audit. Such access shall be afforded without charge, upon reasonable request, during normal business hours and at the offices of the Company, and in accordance with the applicable federal or state governmental agency's regulations.

         If during an audit or otherwise, a Member concludes that the Company may be violating or has violated a federal or state law or regulation, and after notifying the Company, its legal counsel and the other Member, the Company and its counsel are of a differing opinion as to compliance with any such federal or state law or regulation, then, if material penalties or damages could be imposed or a material reputation risk exists to a Member for any such violation, an opinion of counsel shall be obtained from a mutually agreeable law firm regarding the issue on which there is a difference of opinion. The cost of any such outside legal opinion shall be borne by the Company.

         6.2 Compliance with Laws and Policies. The Company shall comply with its policies and federal and state laws and regulations to which the Company shall be subject in carrying out its Joint Venture Business. While they are at MNB's financial center offices, the Company's employees, representatives, consultants and agents shall be subject to, and shall comply with, MNB's policies concerning codes of conduct, business ethics and service standards then in effect and provided to the Manager. The Company's employees, representatives, consultants and agents, while at its offices or locations other than MNB's financial center offices, shall be subject to, and shall comply with, RFC's policies concerning codes of conduct, business ethics and service standards then in effect and provided to the Manager, to the extent such policies do not materially interfere with the Company's conduct of the Joint Venture Business in the Joint Venture Territory.

         In addition, on or before the Closing Date, the Company shall adopt reasonable and prudent policies, mutually approved by the Members pursuant to
Section 2.06(p) of the Operating Agreement, concerning (i) financial privacy and accuracy of customer information,

(ii) monitoring and supervising overages, (iii) the Company's cooperation with MNB to help MNB meet its commitments under its special agreements with coalition groups, (iv) brand standards and product positioning (Including graphic standards), (v) hedging, (vi) security and loss prevention matters, and liability and other insurance and indemnity protection (and other risk management matters the Members deem should be developed by the Company), and
(vii) a Y2K action plan; provided that such policies are not required to be more onerous to the Company than similar policies adopted by MNB. The Manager of the Company shall execute such acknowledgments and certificates confirming the Company's agreement to comply with such policies, laws and regulations and certifying its continued compliance with such policies, laws and regulations when RFC or MNB shall request the execution of any such written acknowledgments or certifications.

         6.3 [RESERVED]

         6.4 [RESERVED]

         6.5 Employee Contracts. If employment contracts are used by the Company in conducting its routine business operations, then such contracts shall protect the confidentiality of customer information and customer lists and shall protect the Members' trade secrets, which provisions shall survive termination of such employee's employment.

         6.6 Training. Pursuant to its Service Agreement, RFC shall train employees transferred from either MNB or RFC to the Company or hired by the Company from time to time.

         6.7 OCC and Other Regulatory Oversight. The parties acknowledge that the Office of the Comptroller of the Currency ("OCC") has informed MNB that the Company will be subject to OCC supervision, regulation and examination (Including the ability to conduct examinations). The Company agrees to provide RFC and MNB with written notice of, and a copy of, any examination, supervisory or audit findings, including any side letters or management letters (whether by the OCC, Federal Trade Commission, HUD, Michigan Financial Institutions Bureau, Fannie Mae, Freddie Mac, or VA or other governmental or quasi-governmental agency), within five (5) Business Days of receipt of such findings by the governmental or quasi-governmental agency. The Company shall also provide, upon request of either RFC or MNB, the Company's management response to such findings.

         6.8 Quality Control. The Company shall develop and implement a quality control system to monitor and track compliance with investor requirements and federal and state laws and regulations that apply to the Company. The Company shall prepare on at least a quarterly basis a quality control report. Any party to this Agreement may request at any time a copy of the most recent quality control report or any past report or findings in the last three (3) fiscal years of the Company. Any such request shall be complied with by the Company within a reasonable time period, but shall be provided to the requesting party no later than ten (10) Business Days following the request. The Service Agreement between RFC and the Company may address the quality control services provided by RFC to the Company (Including the legal counsel services provided by RFC to the Company).

         6.9 Marketing Media Material Approval Process. The parties agree that any marketing materials contemplated to be distributed by the Company (whether through a direct mail method or otherwise) to or at MNB financial center offices or MNB's headquarter office or distributed to known MNB Customers (to the extent they are known by the Company to be MNB Customers either because the MNB customer relationship is readily identifiable from the applicable marketing list or because the list intentionally targets MNB Customers) shall require prior approval from MNB. The Company shall use its reasonable efforts to send written notice so that it arrives not less than ten (10) days prior to the date for which the approval is requested. MNB shall not unreasonably withhold its approval and may inform the Company of (i) its approval; (ii) its approval with conditions; or (iii) its disapproval within the ten (10) day period. If the Company does not receive any written notice from MNB during the ten (10) day approval period, then the matter shall be deemed approved. If circumstances prevent the Company from seeking such approval from MNB (Including market conditions which require a timely and expedited response) prior to taking any action with respect to the item or document for which approval is sought, then the Company agrees to so inform MNB of this event in a timely fashion but in no event later than one (1) Business Day after taking any such action.

         For any other type of marketing materials (Including general advertising and solicitations to the general public at large), the Company shall use reasonable efforts to provide MNB and RFC with prior written notice of at least five (5) days before running it along with a copy of such advertisements or solicitations.

                         ARTICLE VII SERVICES AGREEMENTS

         7.1 Support of the Company. The parties shall enter into the following agreements with the Company:

             (a) RFC Administrative Services. On or before the Closing Date, RFC shall enter into a Services Agreement with the Company, pursuant to which RFC will provide specified administrative services to the Company in exchange for a per loan fee based on an allocation of RFC's direct costs and overhead, which Services Agreement shall be negotiated in good faith by the parties and shall be structured as an arm's length transaction. Administrative services provided to the Company by RFC shall be transparent to Company Applicants and Company Mortgage Loan Customers.

             (b) MNB Administrative Services. On or before the Closing Date, MNB shall enter into a Services Agreement with the Company, pursuant to which MNB will provide specified administrative services in exchange for a fee, which Services Agreement shall be negotiated in good faith by the parties and shall be structured as an arm's length transaction.

Administrative services provided to Company by MNB shall be transparent to Company Applicants and Company Mortgage Loan Customers, except for specified sharing of space arrangements between MNB and the Company.

             (c) Other Services. Any other services requested by the Company from any one party to this Agreement shall be evidenced by a written agreement negotiated in good faith by the parties and shall at all times be structured as an arm's length transaction.

             (d) Standard and Quality of Administrative Services. The administrative services are to be of the same standard and quality as administrative services provided by MNB or RFC on its on own behalf or on behalf of any of its Affiliates. The initial administrative services to be provide by RFC and MNB to the Company under this Section 7.1 shall be as specified in the Services Agreement(s).

         ARTICLE VIII FINANCIAL REPORTING AND OTHER REPORTS AND RECORDS

         8.1 Financial Reporting. Each of RFC and MNB will provide the other with its unaudited quarterly Financial Statements (i) for RFC, at the time RFC is required to file its financial statements with the Securities and Exchange Commission ("SEC"), and (ii) for MNB, within 45 days following the previous quarter end; its annual audited Financial Statements (i) for RFC, at the time RFC is required to file its financial statements with the SEC, and (ii) for MNB, within 90 days following MNB's fiscal year end; provided however, in the event a party's

Financial Statements are no longer published, that party shall provide, at the other party's request, (i) any financial information already generated for its operations in a reasonable period of time following the request, but in any event not longer than fifteen (15) days after such request; and (ii) in addition, any information related to a material change in such party's financial condition, within ten (10) days of such request.

         8.2 Auditors. Notwithstanding the appointment of the auditors of the Company, either party shall have the right to designate an accounting firm to provide secondary auditing support to the Company, at the sole expense of the party desiring secondary audit support.

         8.3 Other Reports. Except as otherwise specifically provided for herein, the parties shall mutually agree from time to time on the form, content and timing of reports which the parties believe to be necessary and convenient to assess the growth, potential growth and general condition of the Company and the Joint Venture Business. In particular, the Company shall provide to RFC and MNB on disk or other mutually agreeable delivery vehicle, within seven (7) days of each pervious month end, a document or file which includes all reportable Home Mortgage Disclosure Act ("HMDA") data (except census tract information, which may be omitted if not available), and Company Applicant names and addresses. The Company shall also provide with each monthly loan application register ("LAR") report or separately, within the same time period, information detailing the pricing on the Mortgage Loan applications listed on the monthly report (to include interest rate, term, discount points and any loan fee in which a mortgage loan originator may retain in whole or part such fee). The Company shall provide RFC and MNB its final HMDA LAR submission, in machine readable format, no later than March 15 of each year for the prior year's loan performance. MNB reserves the exclusive right to use all data reported on the Company's HMDA LAR report for lending consideration under MNB's CRA evaluation.

         8.4 Company Minute Books. A duplicate set of the Company minute books (other than financial books and records) shall be provided to MNB and RFC and updated as and when necessary, for the convenience of MNB and RFC.

         8.5 Confidentiality of Information Furnished Between the Company and Any Member. The parties to this Agreement have established a business relationship and in furtherance of this relationship the Members will furnish to the Company, from time to time, confidential information, proprietary information, data, customer lists, documents and other materials relating to its operations and its products. All such information, regardless of the form or media in which it is stored or disclosed, shall be referred to as "Confidential Information".

         The receiving party shall (i) treat all Confidential Information confidentially and shall not disclose such information to any other Person, except as expressly permitted by this Agreement or as required by law and shall use the Confidential Information only for the purposes specifically provided for in this Agreement, (ii) protect all proprietary information with the same degree of care as it applies to protect its own proprietary and confidential information; and (iii) use the Confidential Information only for the purposes of the business relationship contemplated under this Agreement.

         Notwithstanding the provisions of this Section 8.5, the receiving party shall have no obligations with respect to any information that: (i) is or becomes within the public domain through no act of the receiving party in breach of this Agreement; (ii) was in the possession of the receiving party prior to its disclosure or transfer, and the receiving party can so prove; (iii) is independently developed by the receiving party and the receiving party can so prove; or (iv) is received from another source without any restriction on use or disclosure.

         In the event that the receiving party is requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process) to disclose any information supplied to the receiving party or its Affiliates in the course of the parties' dealings, the receiving party will provide the disclosing party with prompt notice of such request so that the disclosing party may seek appropriate protection order and/or waive compliance with the provisions of Section 8.5 of this Agreement.

         Confidential Information provided to the Company under this Section 8.5 shall not be duplicated, except to the extent necessary for the purposes of this Agreement.

                       ARTICLE IX FACILITIES AND PERSONNEL

         9.1 Initial Personnel. All employees of MNB primarily employed as of the execution date of this Agreement in the conduct of MNB's retail first lien residential mortgage loan origination business are listed on EXHIBIT H. The Company agrees that it will offer employment to a significant number of existing processing employees and mortgage loan officers (to be retained either in the current type of position or offered another assignment in the Joint Venture Business) listed on EXHIBIT H. All employees of RFC who are candidates for employment in the Company for the purposes of the initial staffing of the Company shall be listed on EXHIBIT H.

         As early as practical, but not later than fifteen (15) business days following the execution date of this Agreement, the Company will notify MNB and RFC of the names of the employees to whom the Company intends to offer employment on the Employee Transfer Date provided said employees are employees of MNB or RFC (as applicable) at the end of the Business Day immediately prior to the Employee Transfer Date. MNB and RFC shall use their reasonable efforts to assist the Company in obtaining employment of those employees to whom the Company desires to offer employment.

         Any severance pay, unemployment compensation, COBRA benefits or any other expenses associated with any employees related to their employment at MNB or RFC (as applicable) prior to the Employee Transfer Date shall be the sole responsibility of MNB or RFC (as applicable). Any compensation due any employee for loans closed prior to the Employee

Transfer Date shall be the sole responsibility of MNB or RFC (as applicable). Any employees accepting employment at the Company shall be employed on an employment at will basis, and former MNB or RFC employees employed by the Company shall receive credit for past service at MNB or RFC (as applicable) for purposes of determining (i) determining the number of available and paid vacation days, and (ii) if permitted by the applicable plan, enrollment eligibility and vesting in any benefit plans provided by the Company. The Company shall bear all direct costs related to the Company employees, including the salaries, benefits and expenses of such Persons.

         9.2 [RESERVED].

         9.3 No Poaching. Except as otherwise provided in Section 9.06 of the Operating Agreement, during the term of this Agreement, RFC and MNB shall, and shall each use its reasonable efforts to cause their Affiliates to, refrain from interfering on a targeted basis with employment and employment-related relationships between the Company and its employees, representatives, consultants or agents, Including soliciting on a targeted basis any such individual for employment at either RFC or MNB, or any of their Affiliates parents, without the approval of the other Member.

         The Company shall not on a targeted basis solicit employees, representatives, consultants or agents of MNB, RFC, their parents, their subsidiaries or subsidiaries of their parents, without the approval of the entity who currently employs such employee, representative, consultant or agent.

         Except as otherwise provided in Section 9.06 of the Operating Agreement, during the term of this Agreement, RFC and MNB shall, and shall use their reasonable efforts to cause their Affiliates to, refrain from interfering on a targeted basis with employment and employment-related relationships between the other Member and its employees, representatives, consultants or agents, without the approval of the then current employer of such Person.

         9.4 Sharing of Space at MNB Financial Center Offices. The parties shall cooperatively, diligently and in good faith discuss any recommendations of any design consulting firm engaged by MNB or RFC on how to best use the space in MNB's financial center offices for conducting the Joint Venture Business, to the extent MNB or RFC wishes to pursue such recommendations further. The expenses from the engagement of any such design firm(s) shall be borne by the engaging party and shall not be a Company expense.

         Subject to any landlord consents as and when necessary and applicable, MNB shall (i) allow the Company's mortgage loan officers to share space at the MNB financial center offices agreed upon by the Members pursuant to Section 2.06(j) of the Operating Agreement, and (ii) provide space for the equipment agreed upon by the Members pursuant to Section 5.5. MNB shall charge to the Company the space sharing cost under the Services Agreement between MNB and the Company. MNB shall obtain the necessary landlord consents when necessary and applicable. To minimize customer confusion, to the extent practicable, the Joint Venture Business shall be conducted in a physical location distinct from the area where MNB carries out its banking business, and signs or other means will be used to distinguish the Joint Venture Business area from the general banking business area of the MNB financial center office. Subject to Section 5.5, any sharing of space or leasehold improvements in any MNB financial center office shall adhere to any MNB space layout requirements and signage and branding considerations, Including any signage requirements of any regulatory agency. Any exterior or outward facing signage related to the Joint Venture Business at a MNB financial center office shall at all times adhere to local zoning laws and regulations, and any interior or exterior signage shall be approved by MNB prior to its use in a MNB financial center office.

         9.5 Sale of Furniture, Fixtures and Equipment to Company by MNB. If the Company desires to purchase and MNB agrees to sell any identified furniture, fixtures or equipment owned by MNB and located at MNB's headquarters or at any other location of MNB which was previously used in MNB's Residential Mortgage Loan Group and if RFC approves pursuant to Section 2.06(c) of the Operating Agreement, then the Company shall remit to MNB the negotiated value of such items on the Closing Date and attach to this Agreement an EXHIBIT I, listing such items.

         9.6 Company Employees Conducting Business on MNB Financial Center Premises. Subject to any federal or state laws or regulations which may apply to such activities (Including OCC Regulation 12 C.F.R. 7.3001), MNB shall work cooperatively, diligently and in good faith with the Company to develop, on or before the Closing Date, policies and procedures for how the business operations of the Company will be conducted at MNB financial center office premises, and how employees, representatives, consultants or agents of the Company and MNB may interact, represent or identify themselves in conducting their respective businesses. The parties shall segregate and maintain as separate and distinct the databases of the Company and MNB located at any MNB financial center office, and shall agree on other security and privacy-related matters and other risk-related matters (Including reputation risk).

              ARTICLE X CLOSING AND CONDITIONS PRECEDENT TO CLOSING

         10.1 Closing. The parties shall consummate and close the transactions contemplated in the Operating Agreement and this Agreement at one or more locations. The Closing Date shall take place on the day following the satisfaction or waiver of all conditions precedent to the Closing Date set forth in Section 10.2, or such other date to which the parties mutually agree upon, or such other date required by the provisions of Section 10.3 of this Agreement. RFC and MNB each agree to use its reasonable efforts to cause the Closing to be completed as soon as practicable after receipt of final regulatory, licensing and other necessary approvals of the transactions contemplated hereunder, the negotiation of the remaining agreements between the parties and the expiration of all applicable waiting periods.

         10.2 Conditions Precedent to Closing. The obligation of the parties to close the transactions contemplated by the Operating Agreement and this Agreement will be subject to satisfaction of the following conditions, provided however, any condition may be waived by the party for whose benefit it is intended or waived by mutual agreement of RFC and MNB:

              (a) Consents. All parties shall have obtained all material consents and approvals or other action required of third parties necessary for the consummation of the transactions contemplated hereby and the conduct of the Joint Venture Business, Including all applicable governmental-related regulatory approvals and licenses (or the expiration without objection of any notice periods required by any governmental-related authority) shall have occurred.

              (b) No Litigation. No litigation or governmental or quasi-governmental proceeding shall have been commenced which, in the reasonable judgment of RFC or MNB, is likely to (i) have a material adverse effect on the business and affairs of the other party or the Joint Venture Business, (ii) restrain, prohibit, delay or prevent the consummation of the transactions contemplated hereby, or (iii) have a material adverse impact on the technology, assets or services to be made available to the Company pursuant to this Agreement or any of the Ancillary Agreements.

              (c) Accuracy of Representations; Performance of Covenants. The representations and warranties made in the Operating Agreement, this Agreement, and in the Ancillary Agreements executed prior to or at the Closing shall remain true, correct and complete as of the date of Closing in all material respects. All material terms, covenants and conditions of this Agreement, the Operating Agreement, and the Ancillary Agreements required to be complied with and performed by the parties prior to or at the Closing or execution date of this Agreement (as applicable), shall have been duly complied with and performed by the parties in all material respects.

              (d) No Default. No party shall be in default of any of its respective material obligations under the Operating Agreement, this Agreement or under any of the Ancillary Agreements (executed prior to or at the Closing), and no Termination Event or Dissolution Event shall have taken place or occurred under the Operating Agreement, and no "Material Default Event" (as defined below) shall have taken place or occurred under this Agreement.

              (e) Other Agreements. All conditions to Closing set forth in any of the Ancillary Agreements required to be executed prior to or at the Closing shall have been satisfied or waived by the parties entitled to waive the same.

              (f) Execution of Other Agreements. Except as may have been waived by the mutual agreement of RFC and MNB or waived by the party for whose benefit it was intended, all of the agreements and other documents to be concluded, executed and/or delivered by the parties no later than the Closing shall have been mutually agreed upon and shall have been executed prior to or at the Closing, as follows:

                           (i) RFC and MNB shall have executed the Operating
Agreement, as contemplated by the parties;

                           (ii) RFC and the Company shall have executed the
Services Agreement, and MNB and the Company shall have executed the Services Agreement, as contemplated by the parties;

                           (iii) MNB and the Company shall have executed the
Mortgage Warehousing Line of Credit and Security Agreement and related loan documents, as contemplated by the parties; provided, however, either Member shall have the right to unilaterally waive this condition precedent to Closing in the event an alternative funding source is obtained that is mutually agreeable to both Members;

                           (iv) MNB and the Company shall have executed the MNB
Correspondent Agreement, as contemplated by the parties;

                           (v) RFC and the Company, and MNB and the Company
shall have executed the License Agreement(s), as applicable and as contemplated by the parties;

                           (vi) RFC and the Company and MNB and the Company
shall have executed the Trademark and Registered Mark License Agreement(s), as applicable and as contemplated by the parties;

                           (vii) RFC and the Company shall have executed the RFC
Correspondent Agreement and the RFC Sub-Servicing Agreement, as contemplated by the parties; and

                           (viii) any other agreement the parties mutually agree
should be executed prior to or at the Closing which is necessary and convenient to the conducting of the Joint Venture Business shall have been executed, as contemplated by the parties.

         10.3 Failure to Close. In the event that any of the above conditions precedent have not been fulfilled or waived in accordance with this Agreement, as of the scheduled Closing Date, the Closing shall be postponed for a reasonable period of time to allow fulfillment of such condition; provided however, that if the Closing does not occur on or before May 1, 1999, by reason of the failure of any one or more of such conditions precedent to have been fulfilled, either RFC or MNB may, upon written notice to the other party, terminate this Agreement in accordance with Article XII of this Agreement, and neither party shall have the right to request specific performance of this Agreement and neither party shall be liable for damages to the other party, except to the extent that the failure to close is attributable to the breach of a material covenant, representation or warranty by a party to this Agreement. If the failure to close is caused by a material breach of this Agreement by the party seeking to terminate this Agreement under this Section 10.3 and Section 12.2(a), then such party shall not have the ability to exercise its rights under this Section 10.3. If damages are sought by any party to this Agreement, punitive damages may not be recoverable from the party in breach, provided however, other remedies shall be available at law or in equity and as otherwise provided for in this Agreement.

                               ARTICLE XI DEFAULT

         11.1 Definition. The term "Material Default Event" (subject to Section
11.2 below) shall mean:


              (a) Any material breach by any party to this Agreement (except by reason of Force Majeure) of any of such party's covenants, obligations, duties, representations or warranties as set forth in this Agreement (Including EXHIBIT
E) which materially and adversely affects the operations, financial condition, business or business prospects of the Company such that the Company is unable to substantially carry on or perform in its usual course its Joint Venture Business;

              (b) Any material breach by any party to this Agreement (except by reason of Force Majeure) of any of such party's covenants, obligations, duties, representations or warranties as set forth in any of the Ancillary Agreements which materially and adversely affects the operations, financial condition, business or business prospects of the Company such that the Company is unable to substantially carry on or perform in its usual course its Joint Venture Business;

              (c) Any material breach by any party to the Operating Agreement (except by reason of Force Majeure) of any of such party's covenants, obligations, duties, representations or warranties as set forth therein, which materially and adversely affects the operations, financial condition, business or business prospects of the Company such that the Company is unable to substantially carry on or perform in its usual course its Joint Venture Business; or

              (d) Any material breach of Section 4.1, 4.2, 4.3 or 4.7 of this Agreement by any party to this Agreement (except by reason of Force Majeure).

         11.2 Notice and Cure. No Material Default Event under Section 11.1 above shall be deemed to have occurred until (i) the non-defaulting party has provided the defaulting party with written notice of such potential Material Default Event (including, if applicable, the adverse effects on the Company) and at least 30 days to cure the potential Material Default Event (which cure period shall be extended for such period of time as is reasonably necessary with the exercise of due diligence and good faith to correct the potential Material Default Event upon reasonable request of the defaulting party, if the defaulting party commences diligent and good faith correction of such potential Material Default Event within the thirty (30) day cure period), and (ii) the party in default has failed to cure such default within such period.

         11.3 Rights Upon the Happening of a Material Default Event or Other Default. If a Material Default Event takes place and is continuing following the expiration of the cure period, the party not in default shall have the option to:

              (a) terminate this Agreement in accordance with Section 12.2 below; and/or

              (b) seek such relief and other remedy provided for under Sections 9.02(l) and 9.03 of the Operating Agreement, Including injunctive relief without any bond or security being required; provided however, punitive damages shall not be recoverable by the party seeking relief or remedy.

         Subject to the limitations in Section 9.03 of the Operating Agreement, if a material breach (except by reason of Force Majeure) of any of the covenants, obligations, duties, representations or warranties shall occur by any party to this Agreement, the Operating Agreement or any Ancillary Agreement (to which a Member is a party) which does not rise to the level of a Material Default Event and is not a Dissolution Event (Including a Termination Event) under the Operating Agreement, then (i) the non-defaulting party shall give written notice of such breach to the party in default and at least 30 days to cure the breach (which cure period shall be extended for such period of time as is reasonably necessary with the exercise of due diligence and good faith to correct such breach upon reasonable request of the defaulting party, if the defaulting party commences diligent and good faith correction of such breach within the thirty (30) day cure period). If the party in default has failed to cure such default within such period, the non-defaulting party shall be entitled to seek such relief and other remedy provided for under Section 9.03 of the Operating Agreement as the non-defaulting party may desire and be entitled to receive (Including injunctive relief without any bond or security being required);

provided however, punitive damages shall not be recoverable by the party seeking relief or remedy.

         11.4 Force Majeure. For purposes of this Agreement, "Force Majeure" shall mean any event or condition, not reasonably within the control of a party to this Agreement, which prevents, in whole or in material part, the performance by such party of its obligations hereunder. Without limiting the generality of the foregoing, the following shall constitute events or conditions of Force
Majeure: acts of State or governmental action, riots, wars, acts of terrorism, sabotage, strikes, lockouts, prolonged shortages of energy supplies, fires, floods, hurricanes, earthquakes, lightning, explosions, civil commotions or any other unforeseeable supervening events of any nature beyond the control of the party. Any party affected by an event or condition of Force Majeure shall, upon providing prompt notice to the other party, be excused, subject to the following sentence, from performance to the extent and for so long as such event or condition so prevents its performance, provided that the party so affected shall use reasonable, diligent and good faith efforts to avoid or remove the cause of non-performance and shall continue performance hereunder immediately upon the removal of such causes. If the event or condition of Force Majeure causing non-performance shall continue for more than one hundred twenty (120) consecutive days and such event shall have a material adverse affect upon the operations, financial condition, business or business prospects of the Company, the party whose performance is not prevented by the event of Force Majeure, upon the expiration of the above period may enforce whatever remedies it may have with respect to such non-performance as if this

Section 11.4 were not contained in this Agreement. Force Majeure shall not include Year 2000 related events that are within the control of the parties.

                        ARTICLE XII TERM AND TERMINATION

         12.1 Term. This Agreement shall take effect on the date first above written, and shall continue in effect until a Dissolution Event (Including a Termination Event) occurs under the Operating Agreement, or this Agreement is terminated in accordance with Section 12.2 below.

         12.2 Termination. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated as follows:

              (a) By any party, upon written notice to the other party, and in accordance with Section 10.3 of this Agreement; provided however, a party in breach of this Agreement may not exercise the right to terminate under Section 10.3;

              (b) By the mutual consent of RFC and MNB at any time prior to the Closing Date; and if exercised shall immediately terminate and this Agreement shall have no effect, without any liability on the part of any party;

              (c) By either party upon written notice to the other party following the occurrence of a Material Default Event by such other party, after the cure period has expired, and in accordance with Section 11.2 above; or

              (d) A Dissolution Event or Termination Event under the Operating Agreement, after any applicable cure period or notice period has expired.

         12.3 Effect of Termination on Ancillary Agreements and the Operating Agreement. In the event this Agreement is terminated, then the Ancillary Agreements between the Company and either Member or Members, and the Operating Agreement shall terminate, with no obligation of the parties for subsequent action or transactions, except as otherwise provided for in this Agreement, the Operating Agreement or the affected Ancillary Agreement, and the Joint Venture Business shall unwind and the Company shall be dissolved in accordance with the terms and provisions of the Operating Agreement.

         12.4 [RESERVED]

         12.5 Technology Rights and Trademark and Registered Mark Rights on Termination. If one or more License Agreement(s) have been entered into, disposition of technology and Legally Protected Technology rights on termination of this Agreement shall be governed by such License Agreements. If a License Agreement has not been entered into as of termination of this Agreement, all technology and Legally Protected Technology rights shall revert to the party that developed such rights, and all technology and Legally Protected Technology rights that have been developed by the Company, for its exclusive benefit, shall be transferred to MNB and RFC, to be shared royalty free in perpetuity.

         If one or more Trademark and Registered Mark License Agreement(s) have been entered into, disposition of any trademark or Legally Protected Technology registered mark rights on termination of this Agreement shall be governed by such agreements, provided however, notwithstanding anything in such agreements to the contrary, the Company agrees not to use any trademark or registered mark rights available at common law or registered with the United States Trademark and Patent Office or in any other related state office in the name of or for the benefit of the Company, and all parties to this Agreement further agree not to initiate any action to use such trademark or registered mark name or graphic design for three (3) years following termination of this Agreement, except during the winding up of the Company to the extent necessary to process, service and sell mortgages closed before, or in process or in the pipeline at the time of, termination of this Agreement.

         12.6 Termination of Non-Solicitation Restrictions; Use of Lists. The provisions of Article IV of this Agreement shall terminate upon the termination of this Agreement, with no obligations of either party for subsequent actions or transactions. Following termination of this Agreement, both RFC and MNB shall each have access to, and may copy for itself, the Company's list or database of Company Mortgage Loan Customers and Company Applicants (excluding from the Company's list or database any whole or partial list of names of MNB

Customers (and any other customer information provided by MNB to the Company on such customers) provided to the Company by MNB during the term of this Agreement that are not Company Mortgage Loan Customers or Company Applicants) and each party may use such list for whatever purpose it desires; except to solicit Mortgage Loans in which another party to this Agreement retains a proprietary interest (Including any CRA Product developed by MNB and the Tailored Home Loan Product, whether developed prior to or following the execution date of this Agreement and whether developed or further developed in whole or part by MNB following the execution date of this Agreement), without the consent of the other party.

         Following termination of this Agreement, the Company, shall return to MNB (without retaining a copy) and purge from its databases the names (and any other customer information provided by MNB to the Company) of MNB Customers provided to the Company during the term of this Agreement that are not Company Mortgage Loan Customers or Company Applicants, in a mutually agreeable format and within five (5) days following termination of this Agreement. This returned file shall be the property of MNB and shall be deemed to be Confidential Information. RFC and the Company agree to maintain the confidentiality of such Confidential Information.

         12.7 Pending Mortgage Loan Applications at Company. To the extent not acquired by RFC or MNB pursuant to Section 12.8, following termination of this Agreement, the parties shall jointly agree on how to fulfil any pending applications from Applicants which have not yet resulted in a closed Mortgage Loan. The parties shall be paid any outstanding respective fees, expenses or reimbursements to which they otherwise would be entitled under any of the Ancillary Agreements for continuing to perform services under those agreements in connection with such applications, Including processing, servicing and/or selling such Mortgage Loan.

         12.8 Existing Pipeline of Mortgage Loan Applications and Inventory of Closed Mortgage Loans. Within one (1) Business Day after the termination date of this Agreement, the Company will identify in writing all of the Company's (i) unclosed pipeline of Mortgage Loans in the Joint Venture Territory (Including loans which following closing and funding by the Company may be sold to MNB "servicing released" pursuant to that certain MNB Correspondent Agreement), and
(ii) inventory of closed Mortgage Loans (collectively, the "Pipeline"). The Members and the Company will use their reasonable efforts to cause the Company's Pipeline to be processed, closed, serviced and sold through the Company. To the extent this is not possible, the liquidator shall engage a third party (which may be either Member) to process, close, service and sell any remaining Mortgage Loans then in the Company's pipeline in exchange for compensation for such services mutually agreed upon by the Company and such Person. The Company will pay to the mortgage loan officer and any other eligible employee the appropriate compensation for such closed loans as provided on the Company's incentive compensation schedule. The Company is responsible for unwinding and satisfying its own hedges that are not acquired by a third party.

         Any one or more closed loans in, or resulting from, such Pipeline shall be sold (i) to MNB, and MNB shall purchase such loan, if any such closed loan is contemplated by the parties to be sold to MNB under that certain MNB Correspondent Agreement with the Company (as if this Agreement had not terminated); (ii) to RFC, and RFC shall purchase such loan, if any such closed loan is contemplated by the parties to be sold to RFC under that certain RFC Correspondent Agreement with the Company (as if this Agreement had not terminated); or (iii) to any other investor of the Company or of any party purchasing the applicable portion of such Pipeline. The price in any such sale to MNB or RFC shall be determined under the respective correspondent agreement.

         12.9 Confidentiality. Following termination of this Agreement, the confidentiality of Confidential Information shall be maintained in accordance with Section 8.5 of this Agreement and in accordance with that certain Confidentiality and Non-Disclosure Agreement. The terms and provisions of
Section 8.5 of this Agreement and the Confidentiality and Non-Disclosure Agreement shall survive any termination of this Agreement and the Operating Agreement, or any other Ancillary Agreement.

                          ARTICLE XIII INDEMNIFICATION

         13.1 Misrepresentations; Breaches of Covenants; Other Indemnities. Subject to the provisions of this Article XIII, each of MNB and RFC agrees to indemnify, defend, and hold the other (and all of its directors, officers, partners, members, employees and agents) harmless from and against the following:

              (a) Any and all liabilities, damages, losses and expenses resulting from or arising out of the failure of such party's representations or warranties (i) contained in EXHIBIT E of this Agreement, or (ii) contained in any certificate or other document furnished by such party to the other party to have been true when made or as of the Closing Date (as applicable);

              (b) Any and all liabilities, damages, losses and expenses resulting from or arising out of the failure of such party to comply with any of such party's covenants, obligations, and duties contained in this Agreement which is required to be performed by such party; and

              (c) All actions, suits, proceedings, claims, deficiencies, costs, penalties and expenses, including interest and reasonable attorneys' fees, incident to the foregoing.

         13.2 Survival of Representations, Warranties and Covenants. The representations, warranties and covenants given to the other party in this Agreement shall survive termination of this Agreement.

         13.3 Claims Procedures. The party seeking indemnification under this
Article XIII must make a written demand which shall describe in reasonable detail the facts with respect to its request, the reason or reasons why it believes indemnification is required and the amount of indemnification requested (or an estimated amount in the case of unliquidated matters such as pending or threatened litigation and other contingent liabilities). Indemnification may be sought from time to time and in one or more written demands.

         13.4 Defense. The fact that a party had knowledge of an actual or possible misrepresentation or a breach of a warranty or covenant by the other party prior to the Closing and did not disclose such knowledge shall preclude such party from making a claim for breach of that particular representation, warranty or covenant, but shall not be deemed a waiver of any other indemnification right under this Article XIII or estop such party from making any other indemnification claim hereunder.

         13.5 Company Errors and Omissions Insurance Policy, Fidelity Bond and Other Insurance-Related Policies. The Company shall carry and maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage, with companies with a Best rating of at least "A", on all officers or other persons acting in any capacity with regard to Mortgage Loans and who handle funds, money, documents and papers relating to Mortgage Loans. The fidelity bond and errors and omissions insurance policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, Including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. No provision of this Section
13.5 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Company from its duties and obligations set forth in this Agreement. The minimum coverage under any such fidelity bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guide (as updated from time to time). The Company shall, upon request of either RFC or MNB, deliver to the requesting party a certificate from the surety and the insurer as to the existence of the fidelity bond and insurance policy and shall obtain a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty (30) days prior written notice to RFC and MNB. The Company will notify RFC and MNB within five (5) Business Days of receipt of notice that such fidelity bond or insurance policy will be, or has been, materially modified or terminated.

         The Company shall also consider, and upon agreement by the Members on whether to obtain such insurance and its terms, carry and maintain, at its own expense, (i) casualty insurance polic(ies) (Including fire, wind and storm),
(ii) worker's compensation insurance polic(ies), (iii) general liability insurance polic(ies), (iv) business interruption insurance polic(ies), (v) employer's liability insurance polic(ies), and (vi) any other applicable insurance policies that the Members mutually agree shall be carried and maintained by the Company.

         In determining the appropriate types and terms of such insurance coverage to be carried and maintained by the Company, the Members may engage a mutually agreeable outside party to assist in such determination, the expense, if any, of such outside party to be borne by the Company. The Members shall not be bound by any recommendations provided by such outside party.

                            ARTICLE XIV MISCELLANEOUS

         14.1 Entire Agreement. This Agreement, the Operating Agreement and any and all Ancillary Agreements (which are incorporated by this reference into this Agreement,) and Including any Exhibits thereto and their respective schedules and appendices (as applicable), constitute the entire agreement among the parties hereto and contain all of the agreements and understandings between the parties with respect to the subject matter. The parties have no expectations, other than those specifically expressed in this Agreement, the Operating Agreement and any and all Ancillary Agreements which are enforceable at law or in equity. This Agreement, the Operating Agreement and any and all Ancillary Agreements supersede any and all other agreements or understandings, either oral or written, between the parties with respect to this subject matter.

         14.2 Amendment. This Agreement may be amended or modified, in writing, executed by all the parties, and no oral agreement shall have the effect of modifying or amending this Agreement.

         14.3 Notices. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be in writing and shall be deemed given (i) when personally delivered to the party to be given such notice or other communication, (ii) on the Business Day that such notice or other communication is sent by facsimile or similar electronic device, which facsimile or similar electronic communication shall promptly be confirmed by written notice, (iii) on the third Business Day following the date of deposit in the United States mail if such notice or other communication is sent by first class mail with postage prepaid, or (iv) on the Business Day following the day such notice or other communication is sent by a domestically recognized overnight courier or receipted mail, to the address that the receiving party designates in writing. The parties shall be entitled to consider the following proper addresses of the other parties:

Rock Financial Corporation
30600 Telegraph Road, Fourth Floor
Bingham Farms, Michigan 48025
Daniel Gilbert, Chief Executive Officer

With Copy To:

Richard Chyette, Esquire
Rock Financial Corporation
30600 Telegraph Road, Fourth Floor
Bingham Farms, Michigan 48025

Michigan National Corporation
27777 Inkster Road
Farmington Hills, Michigan 48333-9065
Douglas E. Ebert, Chief Executive Officer

With Copy To:

Laura Nieber, Esquire
Michigan National Corporation
27777 Inkster Road
Farmington Hills, Michigan 48333-9065

Rock Home Loans @ Michigan  National, LLC
30600 Telegraph Road, Fourth Floor
Bingham Farms, Michigan 48025
William Emerson, Manager

         14.4 Waiver. No failure on the part of any party to exercise and no delay in exercising any right or remedy hereunder shall operate as a waiver or shall in any way affect the full right to require such performance from the other party at anytime thereafter; nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of such right or remedy or the exercise of any other right or remedy granted under this Agreement, the Operating Agreement, or any Ancillary Agreement, or by any related document or at law or in equity.

         14.5 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns; provided however, that no party shall have the right to assign this Agreement in whole or in part to anyone without the prior written consent of the other party, which consent may be granted or withheld in the sole and absolute discretion of such other party.

         14.6 Further Assurances. The parties agree to execute such other instruments, documents and agreements and will use their reasonable efforts to cause their Affiliates to take such action as may be necessary to effect the purposes of this Agreement. Each party shall undertake or cause to be undertaken such further acts and shall execute and deliver or cause to be executed and delivered such further documents as are necessary and convenient to further the purposes of the Company.

         14.7 Construction. Whenever possible, each provision in this Agreement, the Operating Agreement, any related-documents, or any Ancillary Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, the Operating Agreement, any related-documents, or any Ancillary Agreement, shall be prohibited by or be invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement, the Operating Agreement, such related-documents or such Ancillary Agreement; provided however, that in such a case the parties oblige themselves to use their reasonable efforts to achieve the purpose of the invalid provisions by a new, legally valid stipulation.

         14.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute together one and the same agreement.

         14.9 Public Announcement. Neither party shall disclose any of the commercial or legal details of this Agreement in press releases or other publicity (unrelated to any required filings with governmental agencies) or with any other Person without the prior written approval of the other party; provided, however, that either party may at any time make any announcement which such party determines, based upon an opinion of counsel, is required by applicable law or the rules of any applicable stock exchange or market so long as the party so required to make an announcement promptly upon learning of such requirement notifies the other party of such requirement and discusses with the other party in good faith the wording of any such announcement.

         14.10 No Brokers. Each party represents to the other party that it has not dealt with any broker, finder or intermediary in connection with this Agreement or the transactions contemplated under this Agreement.

         14.11 Governing Law. This Agreement, the Operating Agreement and the Ancillary Agreements shall be construed according to the laws of the State of Michigan. Any and all action concerning any dispute arising hereunder shall be filed and maintained only in a state or federal court sitting in the State of Michigan, and the parties hereto specifically consent and submit to the jurisdiction of such state or federal court.

         14.12 No Third Party Beneficiaries. Nothing herein expressed or implied shall confer upon any person, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         14.13 Independence. MNB and RFC shall each carry out their respective obligations under this Agreement independently and not as agents one for the other.

         14.14 Internal Dispute Resolution. The parties shall attempt to resolve their disputes and differences arising out of or in connection with this Agreement or as to the rights or obligations under this Agreement through cooperative, diligent and good faith discussions and negotiations between the Manager and the Member-designated officer(s) of MNB and the Member-designated officer(s) of RFC. MNB and RFC shall each designate a primary officer or officers to engage in dispute resolution matters and shall also designate an alternate officer or officers in the event the primary officer(s) are not available. If the Manager and the primary or alternate officer(s) at MNB and RFC cannot resolve the matter in dispute amicably, through friendly negotiations, within sixty (60) days after one party gives written notice of a desire to negotiate or discuss a solution to any such dispute, then the dispute shall be elevated to the Chief Executive Officer ("CEO") of each Member of the Company for final resolution, and if these CEOs are unable to resolve the dispute or difference within one hundred twenty (120) days from the date of its submission for final resolution, then the parties may pursue any other rights or remedies they may have under this Agreement, at law or in equity. If a dispute or difference is elevated to the CEOs of the Members, such CEOs may, if any one so desires, consult with outside experts or counsel for assistance in arriving at a resolution at the expense of the party engaging the outside expert or counsel, unless the CEOs mutually agree to share the expense of engaging such an expert. The Manager, the primary and alternate officer(s) designated by each Member, and the CEO of each Member shall make a bona fide attempt to settle any such dispute or difference when so called upon.

         Throughout the pendency of any such dispute or difference, the Company shall continue to conduct its business activities in accordance with the Business Plan then in effect.

         14.15 Conflict. In the event of a conflict in the terms or provisions of the Operating Agreement and this Agreement, the Operating Agreement shall control.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their respective duly authorized representatives as of the date set forth in the first paragraph.


ROCK FINANCIAL CORPORATION

BY: DANIEL GILBERT
   -----------------------------------------------
    DANIEL GILBERT, CHIEF EXECUTIVE OFFICER


MICHIGAN NATIONAL BANK

BY: DOUGLAS E. EBERT
   -----------------------------------------------
    DOUGLAS E. EBERT, CHIEF EXECUTIVE OFFICER

ROCK HOME LOANS @ MICHIGAN NATIONAL, LLC

ACCEPTANCE:

         THE COMPANY, HAVING BEEN FORMED ACCEPTS AND AGREES TO PERFORM AND DISCHARGE AND BE ENTITLED TO, AS OF THE DATE OF ITS FORMATION, ALL OF THE RESPECTIVE RIGHTS, DUTIES AND OBLIGATIONS AS SET FORTH IN THIS AGREEMENT, AND SHALL BE CONSIDERED A PARTY TO THIS AGREEMENT WHEN APPLICABLE UNDER THE TERMS OF THIS AGREEMENT.

BY: WILLIAM EMERSON
-------------------------------------
    WILLIAM EMERSON, MANAGER

                                    EXHIBIT A
                       NON-COMPETING HOME EQUITY PRODUCTS

1. FIRST AND JUNIOR LIEN INSTALLMENT MORTGAGES WITH LOAN-TO-VALUE RATIOS OF 100% TO 125%.

                                    EXHIBIT B
                                  CRA PRODUCTS



1.       FHA MORTGAGE LOANS.

2.       VA MORTGAGE LOANS.

3.       MSHDA MORTGAGE LOANS.

4.       MNB'S PURCHASE OPPORTUNITY PROGRAM LOANS.

                                    EXHIBIT C
                            ARTICLES OF ORGANIZATION

             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
                             (FOR BUREAU USE ONLY)


DATE RECEIVED
JAN 14 1999

517-663-2525 Ref # 90260                         FILED
Attn: Cheryl J. Bixby                         JAN 14, 1999
MICHIGAN RUNNER SERVICE                       Administrator
P.O. Box 266                   MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
Eaton Rapids, MI 48827         CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

                                                 EFFECTIVE DATE:

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE.


             ARTICLES OF ORGANIZATION
     FOR USE BY DOMESTIC LIMITED LIABILITY COMPANIES              B 40-566
(Please read information and instructions on last page)

Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned execute the following Articles:

ARTICLE I
--------------------------------------------------------------------------------

The name of the limited liability company:    RFCJVCO, LLC
                                          --------------------------------------
--------------------------------------------------------------------------------
ARTICLE II
--------------------------------------------------------------------------------
The purpose or purposes for which the limited liability company is formed is to engage in any activity within the purposes for which a limited liability company may be formed under the Limited Liability Company Act of Michigan.

--------------------------------------------------------------------------------
ARTICLE III
--------------------------------------------------------------------------------
The duration of the limited liability company is:   PERPETUAL
                                                 -------------------------------
--------------------------------------------------------------------------------
ARTICLE IV
--------------------------------------------------------------------------------
 1. The address of the registered office is:
    30600 TELEGRAPH RD., 4TH FLOOR      BINGHAM FARMS ,  Michigan       48025
    -------------------------------------------------            ---------------
    (Street Address)                      (City)                     (Zip Code)

2.  The mailing address of the registered office if different than above:

                                                     ,  Michigan
    -------------------------------------------------            ---------------
     (P.O. Box)                           (City)                     (Zip Code)


3.  The name of the resident agent at the registered office is:
    RICHARD CHYETTE, ESQ.
--------------------------------------------------------------------------------
ARTICLE V (Insert any desired additional provision authorized by the Act; attach additional pages if needed.)

--------------------------------------------------------------------------------
THE LLC IS TO BE MANAGED BY MANAGERS.

--------------------------------------------------------------------------------
Signed this 13th day of January, 1999
ROCK FINANCIAL CORPORATION

By  Richard Chyette
  -------------------       ------------------           -----------------------
     (Signature)               (Signature)                    (Signature)

  ITS SECRETARY AND CORPORATE COUNSEL
    RICHARD CHYETTE
  ------------------        ------------------           -----------------------
 (Type or Print Name)      (Type or Print Name)            (Type or Print Name)

             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
              CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
                             (FOR BUREAU USE ONLY)


Date Received



Name
       Richard Chyette

Address
       30600 Telegraph Rd., 4th Floor

City                         State            Zip Code
       Bingham Farms          MI                48025     EFFECTIVE DATE:
-----------------------------------------------------     ----------------------
Document will be returned to the name and address you enter above


            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF ORGANIZATION
                     FOR USE BY LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

   Pursuant to the provisions of Act 23, Public Acts of 1993, the undersigned limited liability company executes the following Certificate of Amendment:
--------------------------------------------------------------------------------
   1. The present name of the limited liability Company is:

      RFCJVCO, LLC
      --------------------------------------------------------------------------
   2. The Identification number assigned by the Bureau is:    B  40-566

   3. The date of filing of its original articles of organization was:
      January 14, 1999
      --------------------------------------------------------------------------

   4. The location of its registered office is:

      30600 Telegraph Rd., 4th Floor, Bingham Farms      , Michigan     48025
      ---------------------------------------------------             ----------
                  (Street Address)         (City)                     (Zip Code)
--------------------------------------------------------------------------------

   5. ARTICLE I of the Articles of Organization is hereby amended to read as follows: The name of the limited liability company is Rock Home Loans @ Michigan National, L.L.C.

      ARTICLE II of the Articles of Organization is hereby amended to read as follows: The purpose or purposes for which the limited liability company is formed is to engage only in activities legally permissible for national banks under the National Bank Act (12 U.S.C. 24(Seventh)) and any regulations and interpretative rulings issued thereunder.

   The foregoing amendment to the Articles of Organization was duly adopted on the 19th day of February, 1999 as required by Section 502 of the Act by at least a majority vote of the members or by such other vote as required by the articles of organization or the operating agreement.



                   Signed this 19th day of February   , 1999

                   By   William C. Emerson
                     ------------------------------------------------
                                       (Signature)

                        William C. Emerson         Member or Manager
                     -----------------------------  -----------------
                        (Type or Print Name)         (Circle One)

                                    EXHIBIT D
                                   [RESERVED]

                                    EXHIBIT E
                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Mutual Representations, Warranties and Covenants of RFC and MNB. RFC and MNB each hereby represents, warrants and undertakes to each other, as of the date hereof and as of the Closing Date (as applicable), that each of the following statements is true and accurate with respect to its business:

         1. Due Organization. It is duly organized and validly existing under the laws of the jurisdiction of its organization, has all requisite authority to carry on its business as now being conducted, and is qualified to do business in each jurisdiction where the nature of its business would require such qualification.

         2. Authority. It will have taken prior to the Closing Date all action necessary for the authorization, execution, delivery and performance of this Agreement and the Ancillary Agreements (to which it is a party), and when accepted, executed and delivered by the other party, this Agreement and the Ancillary Agreements (to which it is a party) will constitute valid and binding obligations of such party, enforceable against it in accordance with their terms.

         3. Litigation. No material litigation, arbitration, prosecution, administrative or criminal or other proceeding against, or, so far as it is aware, investigation with respect to, its business is pending, threatened or expected and, so far as it is aware, there is no fact or circumstance likely to give rise to any litigation, arbitration, prosecution, administrative or criminal or other proceeding or investigation or to any proceeding against it, all to the extent that any of the foregoing would materially adversely affect its ability to perform this Agreement or any of the Ancillary Agreements to which it is a party.

         4. Consents. All consents of any third party required for the transfer of the assets it is contributing to the Company or for the execution, delivery or performance of this Agreement, the Operating Agreement or any of the Ancillary Agreements (to which it is a party) by it have been obtained prior to or as of Closing Date.

         5. No Conflict. Neither the execution nor delivery of this Agreement or the Ancillary Agreements (to which it is a party), nor the consummation of the transactions contemplated under this Agreement or the Ancillary Agreements (to which it is a party), nor the fulfillment of or compliance by it with the terms and conditions of this Agreement or the Ancillary Agreements (to which it is a party) will violate the Company's Articles of Organization or its Operating Agreement, or result in a breach of or constitute a default under any material contract, agreement or instrument to which it is a party or by which it or its properties are bound, which breach or default would materially adversely affect its ability to perform this Agreement or any of the Ancillary Agreements to which it is a party.

         6. Compliance with Laws. It is operating its business in compliance with all laws, rules, regulations and orders applicable to it or its business, and it has all the permits, licenses, or other authorizations required by federal, state, or local governmental agencies for the conduct of its business, all to the extent that failure to do so would materially adversely affect its ability to perform this Agreement or any of the Ancillary Agreements to which it is a party. All such permits, licenses and other governmental authorizations are in full force and effect, and it is not in violation of any terms or conditions of any such permits, licenses or authorizations, all to the extent that any failure to be in full force and effect or any violation would materially adversely affect its ability to perform this Agreement or any of the Ancillary Agreements to which it is a party.

         7. Ownership of Assets. It is the sole legal and beneficial owner of all of the assets to be contributed by it to the Company hereunder, is entitled to transfer the full legal and beneficial ownership of the same to the Company and has good and marketable title to each of such assets.

         8. Securities Laws. It understands that none of the interests in the Company has been registered or qualified under the securities laws of any jurisdiction. It is acquiring its interest in the Company solely for its own account for investment and without any current intention to sell or otherwise transfer such interest or any part thereof and without any view to distribute such interest.

         9. Year 2000 Readiness- Member Developed, Owned and Maintained Applications, Software and Hardware Programs and Member Owned and Maintained Equipment. Any applications, software, hardware, operating systems, programs and related equipment ("Operating Systems") (either MNB or RFC developed, owned or maintained as applicable) it may authorize for use by the Company, whether through a formalized arrangement under any one or more License Agreement(s) or otherwise, is "Compatible with the 21st Century".

         "Compatible with the 21st Century" shall, for the purposes of this Agreement and any Ancillary Agreement between a Member and the Company, mean using reasonable and prudent efforts to cause Operating Systems to be able to handle date information before, during and after January 1, 2000, Including accepting date input, providing date output, and performing calculations on dates or portion of dates, the ability to function accurately and without interruption before, during and after January 1, 2000, without any changes in operations associated with the advent of the new century, the ability to respond to two digit year date input in a way that resolves the ambiguity as to century in a disclosed, defined and pre-determined manner, the ability to process correctly leap years before, during and after January 1, 2000, and the ability to store and provide output of date information in ways that are unambiguous as to century, and shall also mean Year 2000 compliant in accordance with the OCC's guidelines.

         Without limiting this Year 2000 representation and warranty provision, in the event any such change or consequential change in dates requires any adjustment, modification or addition to the said Operating Systems, the party authorizing the Company's use of such Operating Systems shall undertake to provide, free of charge, all such services (including on-site services) as the Company may reasonably require for the purpose of such adjustment, modification or addition (which may Include software replacement, software upgrades or product enhancements), and the Company shall be entitled to receive prior written notice of any required adjustments, modifications or additions to the subject Operating Systems.

         10. Year 2000 Readiness - Third Party Vendor Maintained Applications, Software and Hardware Programs and Member Leased Equipment. Any Operating Systems or leased equipment (maintained by a third party vendor) it may authorize for use by the Company, whether through a formalized arrangement under any one or more License Agreement(s) or otherwise, is Compatible with the 21st Century. Without limiting this Year 2000 warranty provision, in the event any such change or consequential change requires any adjustment, modification or addition to the said Operating Systems or leased equipment, the party authorizing the Company's use of such Operating Systems or leased equipment shall undertake to provide, free of charge, all such services (including on-site services) as the Company may require for the purpose of such adjustment, modification or addition and the Company shall be entitled to receive prior written notice of any required adjustments, modifications or additions to the subject Operating Systems or leased equipment.

                                    EXHIBIT F

                         MNB PIPELINE OF UNCLOSED LOANS

                                    EXHIBIT G

                               CONSTRUCTION LOANS

                                   EXHIBIT H

                MNB AND RFC CANDIDATES FOR EMPLOYMENT AT COMPANY

                                    EXHIBIT H

                MNB AND RFC CANDIDATES FOR EMPLOYMENT AT COMPANY


MNC candidates:

Mike Lyon
Paul Hicks
Kathy Toma
Marcie Freedman
Rhonda Bealore
Gail Kielty
Dori Garner
Audra Brown
Ty Sischo
Charlynn Dillon
Betty Merritt
Loreen Chamberlain
Sandra Hollins
Cathy Cavanaugh
Lisa Reinberger
Bev Krause
Sheryl Dailey
Brad Hein
Bernie Misko
Tofiq Ahmed
Daine Ruggeri
Steve Lankheet
George Bradley
Jennifer Dreyer
Pam King
Joe Wehner
Sue McDonald
Cindy Rase
Steve Gornick
Stephen Boles
Keya Coleman
Paul May Jr
Jennifer Huhn
John Layman
Eloise Brower
Paul Hartman
Patti Jo Champagne
Joanne Ellstein
Jim Wilcox
Brandy Ren
Paul Bremner
James Washington
Nicole Marinos

Bruce Dulin
Sharon Wood
Angela Husky
Evelynn Mangum
Jeff Thompson
Jackie Thornton
Loraine Roper
Shenang Pride
Judy Lambert
Annette Stephens
Aleta McDaniel
Chyonna Lowry-Lee
Al Wilson
Brenda Price
Floreen McKey-Hill

Rock Candidates:

Tim Eagen
Eric King
Jesse Brady Davenport
Stephanie Kovach
Delanie Boon
Kurt Etzkorn
Richard Lebiedzinski
Jay Shienbaum
Christine Mitchell
Ken Weinbaum
Barry Roffman
David Lacido - Spelling unconfirmed on this one

                                    EXHIBIT I

           FURNITURE, FIXTURES AND EQUIPMENT TO BE SOLD BY MNB TO THE

                                    COMPANY

                                    EXHIBIT J

                              LICENSE AGREEMENT(S)

                                    EXHIBIT K

                           MNB CORRESPONDENT AGREEMENT

                                    EXHIBIT L

           MORTGAGE WAREHOUSING LINE OF CREDIT AND SECURITY AGREEMENT

                                    EXHIBIT M

                               OPERATING AGREEMENT

                                    EXHIBIT N

                           RFC CORRESPONDENT AGREEMENT

                                    EXHIBIT O

                           RFC SUB-SERVICING AGREEMENT

                                    EXHIBIT P

                              SERVICES AGREEMENT(S)

                                    EXHIBIT Q

               TRADEMARK AND REGISTERED MARK LICENSE AGREEMENT(S)

                                    EXHIBIT R

                                   FICO SCORE

                                       620